                                                                   EXHIBIT 10.58
                                                                   -------------

                              FIXED FEE AGREEMENT



                                      FOR



                                  EXCHANGE OF



                             USE AND MAINTENANCE OF



                           SIX (6) FIBER OPTIC FIBERS



                               WITH AN OPTION OF



                     TWO (2) ADDITIONAL FIBER OPTIC FIBERS





                                    BETWEEN



                     ALLTEL TELEPHONE SERVICES CORPORATION



                                      AND



                              INTERSTATE FIBERNET

                               TABLE OF CONTENTS


ARTICLE I.         DEFINITIONS.............................................   5

ARTICLE II.        CONSTRUCTION............................................   3

ARTICLE III.       CONSIDERATION...........................................   4

ARTICLE IV.        GRANT OF IRU............................................   5

ARTICLE V.         TERMS...................................................   6

ARTICLE VI.        COOPERATION.............................................   6

ARTICLE VII.       REPRESENTATIONS AND WARRANTIES..........................   8

ARTICLE VIII.      WARRANTY................................................   8

ARTICLE IX.        MAINTENANCE FEE.........................................   9

ARTICLE X.         OPERATIONS..............................................  11

ARTICLE XI.        RISK OF LOSS............................................  12

ARTICLE XII.       TAXES...................................................  12

ARTICLE XIII.      INDEMNITY...............................................  13

ARTICLE XIV.       LIABILITY...............................................  13

ARTICLE XV.        DEFAULT.................................................  13

ARTICLE XVI.       CONFIDENTIALITY.........................................  14

ARTICLE XVII       CONFLICTS OF INTEREST...................................  14

ARTICLE XVIII.     RELATIONSHIP OF THE PARTIES.............................  14

ARTICLE XIX.       INSURANCE...............................................  14

ARTICLE XX.        EXCUSE FOR NONPERFORMANCE...............................  15

ARTICLE XXI.       GOVERNING LAW...........................................  15

ARTICLE XXII.      INTERPRETATION..........................................  16

ARTICLE XXIII.     WAIVER..................................................  16

ARTICLE XXIV.      ASSIGNMENT..............................................  16

ARTICLE XXV.       RESOLUTION OF DISPUTES..................................  16

ARTICLE XXVI.      LATE PAYMENTS...........................................  17

ARTICLE XXVII.     SEVERABILITY............................................  17

ARTICLE XXVIII.    NOTICE..................................................  17

ARTICLE XXIX.      BINDING EFFECT..........................................  18

ARTICLE XXX.       ENTIRE AGREEMENT........................................  18

ARTICLE XXXI.      COUNTERPARTS............................................  21

                               INDEX TO EXHIBITS



     EXHIBIT A :    AGREEMENT MAP

     EXHIBIT 1 :    ALLTEL FIBER FACILITY

     EXHIBIT 2 :    ALLTEL SPECIFICATION SUMMARY FOR AERIAL, BURIED, AND
                    UNDERGROUND FIBER OPTIC CABLE

     EXHIBIT 3 :    ALLTEL FIBER SPLICING, TESTING AND ACCEPTANCE

     EXHIBIT 4 :    ALLTEL AS BUILT FIBER DOCUMENTATION SPECIFICATIONS

     EXHIBIT 5 :    ALLTEL OPERATIONS SPECIFICATION

     EXHIBIT 6 :    ALLTEL SITE POWER SPECIFICATIONS

     EXHIBIT 7 :    ALLTEL MINIMUM REGENERATOR/AMPLIFIER HOUSING SPECIFICATIONS

     EXHIBIT 8 :    IFN FIBER FACILITY

     EXHIBIT 9 :    IFN SPECIFICATION SUMMARY FOR AERIAL, BURIED AND UNDERGROUND
                    FIBER OPTIC CABLE

     EXHIBIT 10 :   IFN FIBER SPLICING, TESTING AND ACCEPTANCE

     EXHIBIT 11 :   IFN AS BUILT FIBER DOCUMENTATION SPECIFICATIONS

     EXHIBIT 12 :   IFN OPERATIONS SPECIFICATIONS

     EXHIBIT 13 :   IFN SITE POWER SPECIFICATION

     EXHIBIT 14 :   IFN MINIMUM REGENERATOR/AMPLIFIER HOUSING SPECIFICATION

                            FIXED FEE AGREEMENT FOR

                              EXCHANGE OF THE USE

                                AND MAINTENANCE
                             of Fiber Optic Fibers

   THIS FIXED FEE AGREEMENT FOR THE EXCHANGE OF USE AND MAINTENANCE OF SIX FIBER OPTIC FIBERS WITH AN OPTION OF TWO ADDITIONAL FIBERS, dated and effective this 25th day of July, 1997 (the "Agreement"), is entered into by and between ALLTEL Telephone Services Corporation, an Ohio corporation, for the use and benefit and on behalf of any of its affiliated companies that are during the Initial Term or a Renewal Term in the business of providing telecommunications services in the state of Georgia, (collectively referred to as, "ALLTEL"), with offices in Little Rock, Arkansas, on the one hand, and Gulf States Transmission Systems, Inc. ("Gulf States") and Interstate FiberNet, a general partnership, with its principle place of business located at West Point, Georgia, on the other hand ( Gulf States and IFN, collectively referred to as "IFN"), sets forth the terms and conditions for the exchange of use and maintenance of eight (8) fiber optic fibers and certain telecommunications facilities and services as hereinafter described: Six (6) fibers will be exchanged for use by the other party on the Primary Target Completion Date with an additional two (2) fibers to be exchanged for use by the other party at the request of either party on a Secondary Target Completion Date.


                                  WITNESSETH:

   WHEREAS, ALLTEL intends to install or provide a fiber optic telecommunications system along a route extending from Union Point, Georgia to Valdosta, Georgia and to Live Oak, Florida, as identified on Exhibit A.

   WHEREAS, IFN desires to be granted the indefeasible right to use certain optical fibers along such route.

   WHEREAS, IFN intends to install or provide a fiber optic telecommunications system along a route extending from Rome, Georgia to Union Point, Georgia, as identified on Exhibit A.

   WHEREAS, ALLTEL desires to be granted the indefeasible right to use certain optical fibers along such route.

   WHEREAS, the grant of an indefeasible right to use fiber optic fibers from IFN to ALLTEL, as provided in this Agreement, is of the indefeasible right to use of those fibers granted by the Southern Development and Investment Group, Inc. as agent for Southern Electric System to Scana Communications (formerly MPX Systems), which was subsequently assigned to Gulf States and IFN and for which the granting of to ALLTEL is consented to by the Southern Development and Investment Group, Inc. as agent for Southern Electric System by its execution of a Rights Agreement dated as of the date of this Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants provided for herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ALLTEL and IFN expressly agree as follows:

                           ARTICLE I.   DEFINITIONS
                                        -----------

   The terms defined in this Article shall have the following meanings when used in this Agreement:

   1.1 "ALLTEL FIBERS" means those certain six (6) optical fibers and an additional two (2) optical fibers which shall, upon the request of either party, be added on the Secondary Target Completion Date dedicated by IFN for use by ALLTEL hereunder and incorporated as an integral part of the Cable, in which are included certain other optical fibers all as more fully described in Exhibit 8 hereto.

   1.2 "IFN FIBERS" means those certain six (6) optical fibers and an additional two (2) optical fibers which shall, upon the request of either party, be added on the Secondary Target Completion Date dedicated by ALLTEL for use by IFN hereunder and incorporated as an integral part of the Cable, in which are included certain other optical fibers all as more fully described in Exhibit 1 hereto.

   1.3 "CABLE" means that certain fiber optic cable existing, installed, spliced and tested by either IFN or ALLTEL, together with splicing connections appurtenant thereto, pursuant to the terms set forth herein.

   1.4 "COMPLETION DATE" means the later of either the date ALLTEL notifies IFN or IFN notifies ALLTEL that the Fiber Facility is complete and ready for use.

   1.5 ALLTEL "CONSTRUCTION COSTS" means any and all direct and indirect costs and expense incurred by ALLTEL in designing, engineering, constructing, installing, splicing and testing the Fiber Facility. Such costs and expenses include, without limitation, those actual, direct costs and expenses incurred in splicing and testing any IFN Fibers. (Including existing available fibers based on Proportionate Share).

   1.6 IFN "CONSTRUCTION COSTS" means any and all direct and indirect costs and expense incurred by IFN in designing, engineering, constructing, installing, splicing and testing the fiber facility. Such costs and expenses include, without limitation, those actual, direct costs and expenses incurred in splicing and testing any ALLTEL Fibers (including existing available fibers based on Proportionate Share).

   1.7 "FIBER FACILITY" (ALLTEL or IFN) means all facilities, including but not limited to the Cable and associated splicing connections, splice vaults, conduit and other materials, equipment and associated appurtenances which occupy the Route and which are directly utilized in the provision of service under this Agreement. The Fiber Facility expressly excludes any and all optronic and electronic equipment, any regenerator shelters and central offices, and any equipment located inside such shelters or central offices.

   1.8 "IRU" means the indefeasible right of use to the initial six (6) and, if requested, two (2) additional fiber optic fibers granted to ALLTEL or IFN as provided in this Agreement.

   1.9 "PROPORTIONATE SHARE" means, with respect to fiber optic cable related costs, a percentage determined by dividing the total number of ALLTEL or IFN Fibers by the total number of fibers in the Cable and, with respect to floor space related costs, a percentage determined by dividing the number of feet of floor space utilized by the non-owner of floor space by the total number of feet of floor space of the immediate room where floor space is utilized.

   1.10 "ALLTEL ROUTE" means that route extending from Union Point, Georgia to Valdosta, Georgia and continuing to Live Oak, Florida, with such route more clearly shown on Exhibit 1 of this Agreement.

   1.11 "IFN ROUTE" means that route extending from Rome, Georgia to Union Point, Georgia with such route more clearly shown on Exhibit 8 of this Agreement.

   1.12   "PRIMARY TARGET COMPLETION DATE" means July 24, 1997.

   1.13 "CENTRAL OFFICE" or "CO", means the Telephone company facility where subscriber lines are joined to switching equipment for connecting subscribers to each other, locally and long distance.

   1.14 "INTERNAL REQUIREMENTS" means for the sole use of the party in its own internal telecommunications needs and not for the use and benefit of the public or entities or persons that are not parties to this Agreement.

   1.15 "SECONDARY TARGET DATE" means the future date for the exchange of use of two (s) additional fiber optic fibers. A written request exercising the option for two additional fibers will be made by either party to the other one hundred and eighty (180) days prior to the date the two additional fiber optic fibers are to be exchanged for use.

                           ARTICLE II.  CONSTRUCTION
                                        ------------

   2.1 ALLTEL shall design, engineer, install, procure necessary material and construct all new sections of the ALLTEL Fiber Facility and shall bear and pay all Construction Costs related to the ALLTEL Fiber Facility. The ALLTEL Fiber Facility shall be designed, engineered, installed and constructed (a) in compliance with any and all applicable building, construction and safety codes, as well as any and all applicable governmental laws, codes, ordinances, statutes and regulations; and (b) all sections of the ALLTEL Fiber Facility that were or are being constructed pursuant to this Agreement shall be constructed and maintained to perform reasonably in accordance with the specifications set forth in Exhibits 2, 3, 4, 5, 6 and 7. ALLTEL shall make commercially reasonable efforts to complete its obligations pursuant to this Article on or before the Primary Target Completion Date or the Secondary Target Completion Date, as applicable. In the event ALLTEL fails to complete construction of the ALLTEL Fiber Facility on or before the Primary Target Completion Date or the Secondary Target Completion Date, as applicable, ALLTEL and IFN agree to meet and arrange a schedule for completion of the ALLTEL Fiber Facility within a reasonably prompt time thereafter, and ALLTEL agrees to use its commercially reasonable efforts to fulfill its obligations under this Article.

   2.2 IFN shall design, engineer, install, procure necessary material and construct all new sections of the IFN Fiber Facility and shall bear and pay all Construction Costs related to the IFN Fiber Facility. The IFN Fiber Facility shall be designed, engineered, installed and constructed (a) in compliance with any and all applicable building, construction and safety codes, as well as any and all applicable governmental laws, codes, ordinances, statutes and regulations; and (b) all new sections of the IFN Fiber Facility that were or are being constructed pursuant to this Agreement shall be constructed and maintained to perform reasonably in accordance with the specifications set forth in Exhibits 9, 10, 11, 12, 13 and 14. IFN shall make commercially reasonable efforts to complete its obligations pursuant to this Article II on or before the Primary Target Completion Date or the Secondary Target Completion Date, as applicable. In the event IFN fails to complete construction of the IFN Fiber Facility On or before the Primary Target Completion Date or the Secondary Target Completion Date, IFN and ALLTEL agree to meet and arrange a schedule for completion of the IFN Fiber Facility within a reasonably prompt time thereafter, and IFN agrees to use its commercially reasonable efforts to fulfill its obligations under this Article.

   2.3 ALLTEL shall test the new and existing sections of Cable installed or owned by ALLTEL in accordance with its standard fiber acceptance testing procedures to verify that the Cable, with respect to site to site locations, in accordance with Article X Paragraph 10.5a, is operating in accordance with the specifications in Exhibit 3. Fiber acceptance testing shall progress site to site along the ALLTEL Route, so that test results may be reviewed in a timely manner. IFN shall have the right, but not the obligation, to have a person or persons present to observe ALLTEL's fiber acceptance testing. Within fourteen
(14) days of the conclusion of ALLTEL's fiber acceptance testing, ALLTEL shall provide IFN with a copy of the test results.

   2.4 IFN shall test the new and existing sections of Cable installed or owned by IFN in accordance with its standard fiber acceptance testing procedures to verify that the Cable is operating in accordance with the specifications in
Exhibit 10. Fiber acceptance testing shall progress site to site, along the IFN Route, so that test results may be reviewed in a timely manner. ALLTEL shall have the right, but not the obligation, to have a person or persons present to observe IFN's fiber acceptance testing. Within fourteen (14) days of the conclusion of IFN's fiber acceptance testing, IFN shall provide ALLTEL with a copy of the test results.

   2.5 After completion of the ALLTEL Fiber Facility and upon thirty (30) days' request from IFN (subject to availability), ALLTEL shall provide IFN with documentation with respect to the ALLTEL Fiber Facility consisting of the following:

     a.   As-built drawings as set forth in Exhibit 4, as available.

     b. Optical reflectometer traces of the cable and splices at IFN's desired bandwidth of 1310 nm and 1550 nm in the Fiber Facility.

     c. Technical specifications of the Cable and associated splices and other equipment placed in the ALLTEL Fiber Facility.

   2.6 After completion of the IFN Fiber Facility and upon thirty (30) days' request (subject to availability), IFN shall provide ALLTEL with documentation with respect to the IFN Fiber Facility consisting of the following:

     a.   As-built drawings as set forth in Exhibit 11, as available.

     b. Technical specifications of the Cable and associated splices and other equipment placed in the IFN Fiber Facility.

     c. Optical reflectometer traces of the cable and splices at ALLTEL's desired bandwidth of 1310 nm and 1550 nm in the Fiber Facility.

   2.7 ALLTEL will identify the construction and testing standards, under which, the existing ALLTEL Fiber Facility sections were originally constructed. ALLTEL will work with IFN to determine the acceptability of the cable and the costs, if any, required to meet the specifications set forth above.

   2.8 IFN will identify the construction and testing standards, under which, the existing IFN Fiber Facility sections were originally placed. IFN will work with ALLTEL to determine the acceptability of the cable and the costs, if any, required to meet the specifications set forth above.

   2.9 IFN will purchase any and all optronic and electronic equipment, including regenerators, required to be installed on IFN Fibers at ALLTEL buildings or shelters (except that paragraphs b and d shall not be applicable with respect to buildings or shelter at Macon and Valdosta), in accordance with the following:

     a. IFN will, utilizing a contractor reasonably acceptable to ALLTEL, engineer, purchase, furnish and install all of the required equipment in accordance with ALLTEL standard practices, including but not limited to those practices related to installation of such equipment and access to buildings. It is agreed Nortel is an acceptable contractor for purposes of this paragraph.

     b. IFN will sell all of the equipment to ALLTEL for one ($1) dollar and transfer to ALLTEL all related transferable manufacturer's and vendor's warranties. Any such equipment for which these warranties are not transferable will be maintained by IFN during any such warranty period. During the term of ALLTEL's ownership of said equipment, ALLTEL will not sell or transfer said equipment and will keep the same free and clear of all liens or encumbrances.

     c. IFN will, in addition to the consideration to be paid by IFN to ALLTEL pursuant to Article III of this Agreement, which includes compensation for use of building or shelter floor space and related matters, reimburse ALLTEL for all actual costs, if any, incurred by ALLTEL that are associated with installation, and removal, including testing of original or replacement units.

     d. Upon removal, as requested by IFN or otherwise, or replacement of any or all equipment, ALLTEL will sell the removed or replaced equipment back to IFN for one ($1) dollar.

     e. IFN or its representative, for the purpose of inspection, will be permitted escorted access into ALLTEL buildings or shelters containing any equipment placed in them in accordance with this Article.


                          ARTICLE III.  CONSIDERATION
                                        -------------

   3.1 As full and complete payment for the grant of the IRU to IFN, as contemplated in Article IV, IFN shall pay ALLTEL in accordance with the following provisions:


     a. $750,000 per year during the Initial Term and any Renewal Term of this Agreement

     b. Payments for the Initial Term will be due on an annual basis with the first annual payment required within 30 days of the Completion Date. Thereafter, each such payment shall be due annually on each anniversary of the Completion Date.

     c. Payments for any Renewal Term will be due on an annual basis for the life of the renewal term with the first annual payment required within 30 days of the annual payment date established in the "initial term."

     d.   All payments shall be by wire transfer.

   3.2 As full and complete payment for the grant of the IRU to ALLTEL, as contemplated in Article IV, ALLTEL shall pay IFN in accordance with the following provisions:

     a. $750,000 per year during the Initial Term and any Renewal Term of this Agreement

     b. Payments for the Initial Term will be due on an annual basis with the first annual payment required within 30 days of the Completion Date. Thereafter, each such payment shall be due annually on each anniversary of the Completion Date.

     c. Payments for any Renewal Term will be due on an annual basis for the life of the term with the first annual payment required within 30 days of the annual payment date established in the "initial term."

     d.   All payments shall be by wire transfer.

   3.3 After issuance of ALLTEL's completion notice, IFN will be solely responsible for monitoring its own equipment including environmental conditions and will maintain its own equipment at its sole cost and expense.

     3.4 After issuance of IFN's completion notice, ALLTEL will be solely responsible for monitoring its own equipment and will maintain its own equipment at its sole cost and expense.


                           ARTICLE IV.  GRANT OF IRU
                                        ------------

   4.1 As long as IFN has timely paid ALLTEL all sums due ALLTEL from IFN under this Agreement and is not otherwise in material breach of the provisions of this Agreement, IFN is, during the term of this Agreement, granted the IRU with respect to the IFN Fibers for any lawful purpose including, without limitation, the use of the communications capacity of the fibers or any portion thereof by third parties for transmitting messages or data, and other similar lawful uses. Any use by third parties may only be on terms consistent with this Agreement. IFN shall not use the IFN Fibers in any way which does not comply with all applicable governmental codes, ordinances, laws, rules, regulations or restrictions. Further, IFN shall not use the IFN Fibers in any way which interferes or adversely affects the use of the Fiber Facility by ALLTEL. ALLTEL services provided to IFN or any third party permittee of IFN in connection with any ALLTEL Central Office identified in Article X Paragraph 10.5a, except those currently existing in Macon and Valdosta, shall be limited solely to signal regeneration. Without limiting the foregoing statement, ALLTEL Central Office building locations will not provide services to IFN or its permittees in connection with or to allow it to multiplex or demultiplex transmission signals except to the extent for Internal Requirements of IFN. IFN shall not be allowed to obtain direct or indirect cross connection or interconnection of the IFN Fibers or any associated equipment with any ALLTEL telecommunications facilities or equipment. IFN shall be provided use of sufficient space, electrical power and environmental control measures to accommodate five twenty-six inch by seven feet relay racks in non-wire center buildings in the Macon and Valdosta areas. Notwithstanding the provisions of paragraph 2.9.e, above, IFN is granted unescorted and unrestricted access in ALLTEL's Macon and Valdosta fiber terminal facilities, provided IFN provides prior notice to the ALLTEL Network Management Center in Twinsburg, Ohio, and except that IFN will not have such access to facilities not providing service to IFN. Failure to exercise the rights granted hereunder shall not excuse IFN's obligation to make the payments required under this Agreement.

   4.2 As long as ALLTEL has timely paid IFN all sums due IFN from ALLTEL under the Agreement and is not otherwise in material breach of the provisions of this Agreement, ALLTEL is, during the term of this Agreement, granted the IRU with respect to the ALLTEL Fibers for any lawful purpose including, without limitation, the use of the communications capacity of the fibers or any portion thereof by third parties for transmitting messages or data, and other similar lawful uses. ALLTEL shall not use the ALLTEL Fibers in any way which does not comply with all applicable governmental codes, ordinances, laws, rules, regulations or restrictions. IFN and Southern Company shall provide ALLTEL use of sufficient space, electrical power and environmental control measures to accommodate five twenty-six-inch by seven feet relay racks in IFN or Southern Company buildings in proximity to the fiber facility in Rome, Athens (Dairy Pack building), and Atlanta, Georgia (55 Park Place). ALLTEL is granted unescorted and unrestricted access in IFN's Rome, Athens (Dairy Pack building), and Atlanta facility (55 Park Place), provided ALLTEL provides prior notice to the IFN Network Management Center, and except that ALLTEL will not have such access to facilities not providing service to ALLTEL. Further, ALLTEL shall not use the ALLTEL Fibers in any way which interferes or adversely affects the use of the Fiber Facility by IFN. Failure to exercise the rights granted hereunder shall not excuse ALLTEL's obligation to make the payments required under this Agreement.

   4.3 The IRU granted IFN does not convey, create or vest in IFN any ownership or property rights in the Route, the Cable or the Fiber Facility other than IFN's rights as expressly set forth herein.

   4.4 The IRU granted ALLTEL does not convey, create or vest in ALLTEL any ownership or property rights in the Route, the Cable or the Fiber Facility other than ALLTEL's rights as expressly set forth herein.


                               ARTICLE V.  TERMS
                                           -----

   5.1 The Initial Term of this Agreement shall be for a period of time beginning with the effective date of this Agreement and ending on June 9, 2015.

   5.2 In the event that Gulf States or IFN elects to extend the IRU granted to it by the Southern Development and Investment Group, Inc. as agent for Southern Electric System related to the ALLTEL Fibers, that ends on June 9, 2015, beyond June 9, 2015, ALLTEL shall be entitled to extend the IRU granted it under this Agreement for an period equal to such extension as long as both IFN and ALLTEL mutually agree to extend the term of this Agreement as provided herein.

   5.3    This Agreement, with respect to a party, may be extended for up to two
(2) consecutive renewal terms of ten (10) years each (a "Renewal Term") by a party as a grantee of an IRU providing written notice to the other at least four months prior to the end of the Initial Term or a Renewal Term, as relevant. In the event one party, as a grantee of an IRU, elects to extend the IRU granted such extending party under this Agreement, the other party is not obligated to similarly extend the IRU that such other party has been granted.

   5.4 At any time during the Initial Term or Renewal Term and upon payment of the balance of the full amount due from IFN as set forth in Paragraph 3.1 for the Initial Term and any Renewal Term of this Agreement, if it has been extended, IFN shall have the right to terminate this Agreement as it relates to the IFN Fibers and any further obligations of IFN and ALLTEL hereunder, with respect to the IFN Fibers, effective on the one hundred and eightieth (180th) day after written notice to ALLTEL; provided, however, such termination shall not terminate any obligation of IFN to ALLTEL for events occurring prior to such date of termination.

   5.5 At any time during the Initial Term and upon payment of the balance of the full amount due from ALLTEL as set forth in Paragraph 3.2 for the Initial Term and any Renewal Term of this Agreement, if it has been extended, ALLTEL shall have the right to terminate this Agreement with respect to the ALLTEL Fibers and any further obligations of ALLTEL and IFN hereunder with respect to the ALLTEL Fibers, effective on the one hundred and eightieth (180th) day after written notice to IFN; provided, however, such termination shall not terminate any obligation of ALLTEL to IFN for events occurring prior to such date of termination.

   5.6 In the event that IFN or Gulf States shall become insolvent or materially breach or default under any agreement pursuant to which IFN or Gulf States have obtained rights to the ALLTEL Fibers or the authority to grant the IRU to ALLTEL under this Agreement, then IFN and Gulf States shall promptly provide written notice to ALLTEL of such events.


                           ARTICLE VI.  COOPERATION
                                        -----------

   6.1 ALLTEL and IFN shall each promptly notify the other of any damages or impending damage to or loss of the Fiber Facility that are known to such party.

   6.2 Except as provided herein, ALLTEL shall take no action to interfere with or prevent IFN's use of the IFN Fibers, and IFN shall take no action to interfere with or prevent ALLTEL's right to use of the remaining fibers in the Fiber Facility. Each party shall take all reasonable precautions to avoid damage or loss caused by such party to the other's fibers within the Fiber Facility. Except as otherwise provided herein, ALLTEL shall have no right to use the IFN Fibers and IFN shall have no right to use the ALLTEL Fibers or any property of ALLTEL, except as described in Article IV, Paragraph 4.1 and in
Article II, paragraph 2.9.b.

   6.3 Except as provided herein, IFN shall take no action to interfere with or prevent ALLTEL's use of the ALLTEL Fibers, and ALLTEL shall take no action to interfere with or prevent IFN's use of the remaining fibers in the Fiber Facility. Each party shall take all reasonable precautions to avoid damage or loss caused by such party to the other's fibers within the Fiber Facility. Except as otherwise provided herein, IFN shall have no right to use the ALLTEL Fibers and ALLTEL shall have no right to use the IFN Fiber or any property of IFN except as provided under Article IV, Paragraph 4.2.

   6.4 IFN shall not cause or permit the ALLTEL Fiber Facility or the ALLTEL owned Cable to become subject to any mechanic's lien, materialman's lien, vendor's lien or any other similar lien whether by operation of law or otherwise or impose any mortgage or security interest or any other similar lien or encumbrance thereupon. ALLTEL shall not cause or permit the IFN Fibers to become subject to any mechanic's lien, materialman's lien, vendor's lien or any other similar lien whether by operation of law or otherwise or any other similar lien or encumbrance thereupon. In the event that either party breaches such obligation, such party shall immediately notify the other party in writing, shall promptly cause such lien to be discharged and released or record without cost to such other party and shall indemnify such other party against all costs and expenses (including reasonable attorneys' fees and court costs) incurred in discharging and releasing such lien; provided, however, that the indemnifying party shall have the right to contest such lien or the validity thereof in good faith by appropriate proceeding which shall operate to prevent the collection and/or foreclosure of such lien contested; provided, further, that the indemnifying party shall cause any such lien to be discharged prior to commencement of any foreclosure action on said lien.

   6.5 ALLTEL shall not cause or permit the IFN Fiber Facility or the IFN owned Cable or the equipment referred to in 2.9.b to become subject to any mechanic's lien, materialman's lien, vendor's lien or any other similar lien whether by operation of law or otherwise or impose any mortgage or security
interest or any other similar lien or encumbrance thereupon.   IFN shall not
cause or permit the ALLTEL Fibers to become subject to any mechanic's lien, materialman's lien, vendor's lien or any other similar lien whether by operation of law or otherwise or any other similar lien or encumbrance thereupon. In the event that either party breaches such obligation, such party shall immediately notify the other party in writing, shall promptly cause such lien to be discharged and released or record without cost to such other party and shall indemnify such other party against all costs and expenses (including reasonable attorneys' fees and court costs) incurred in discharging and releasing such lien; provided, however, that the indemnifying party shall have the right to contest such lien or the validity thereof in good faith by appropriate proceeding which shall operate to prevent the collection and/or foreclosure of such lien contested; provided, further, that the indemnifying party shall cause any such lien to be discharged prior to commencement of any foreclosure action on said lien.

   6.6 IFN and ALLTEL agree that their respective use of the Fiber Facility shall not in any way interfere with or adversely affect the use of the Fiber Facility by the other party.

   6.7 ALLTEL and IFN each agree to cooperate with and support the other in complying with any requirements imposed with respect to the Fiber Facility by any governmental or regulatory agency or authority.

   6.8 IFN shall not be permitted to physically access the IFN Fibers except with the express prior written consent of ALLTEL which consent shall not be unreasonably withheld and/or delayed. Access to the IFN Fibers may only be made from splice locations, which for the purposes of this Agreement means those points where Cable ends are joined and building sites described in Article IV, Paragraph 4.1. In no event shall access by either party be permitted where it will adversely affect the other party's operations. Any access to the IFN Fibers shall be performed by ALLTEL and only at IFN's request. ALLTEL will perform any necessary openings and closings on such splice locations at IFN's sole expense.

   6.9 ALLTEL shall not be permitted to physically access the ALLTEL Fibers except with the express prior written consent of IFN which consent shall not be unreasonably withheld and/or delayed. Access to the ALLTEL Fibers may only be made from splice locations, which for the purposes of this Agreement means those points where Cable ends are joined and building sites described in Article IV, Paragraph 4.2. In no event shall access by either party be permitted where it will adversely affect the other party's operations. Any access to the ALLTEL Fibers shall be performed by IFN and only at ALLTEL's request. IFN will perform any necessary openings and closings on such splice locations at ALLTEL's sole expense.

   6.10 ALLTEL will purchase or provide IFN Fibers that are warranted by the vendor to meet the specifications set forth in Exhibit 2.

   6.11 IFN will purchase or provide ALLTEL Fibers that are warranted by the vendor to meet the specifications set forth in Exhibit 9.

   6.12 All work on the ALLTEL Fiber Facility will be exclusively performed by ALLTEL or its contractors.

   6.13 All work on the IFN Fiber Facility will be exclusively performed by IFN or its contractors.

                 ARTICLE VII.  REPRESENTATIONS AND WARRANTIES
                               ------------------------------

   7.1    Each party represents and warrants to the other party as follows:

     a. It has full right and authority to enter into, execute, deliver and perform its obligations under this Agreement;

     b. It has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement;

     c. This Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms; and

     d. Its execution of and performance under this Agreement will not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body. If governmental approval or certification is determined to be necessary at any time with respect to this Agreement or any of the facilities or services contemplated herein, the parties will cooperate with the other and support any application to obtain acceptance or approval by any governmental agency. In the event that any such approval or certification is not obtained in spite of the parties best efforts, the parties shall each have the right to terminate this Agreement.


                            ARTICLE VIII.  WARRANTY
                                           --------

   8.1    ALLTEL does not warrant the material or workmanship of the IFN
Fibers or any other component of the Fiber Facility. In the event any maintenance or repairs to the IFN Fibers are required as a result of a breach of any warranty made by any manufacturers or vendors, ALLTEL shall pursue any remedies it may have against such manufacturers or vendors. NO WARRANTY IS PROVIDED BY ALLTEL UNDER THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, WHETHER EXPRESSED OR IMPLIED. THE MANUFACTURER'S HONORING, IF ANY, OF ANY WARRANTY IT MAY HAVE GIVEN SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF IFN AND SHALL CONSTITUTE FULFILLMENT OF ALL LIABILITIES OF ALLTEL TO IFN WITH RESPECT TO, OR ARISING OUT OF THESE WARRANTIES, WHETHER SUCH LIABILITY IS BASED ON STATUTE, AGREEMENT, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE.

   IFN ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY WRITTEN OR ORAL
REPRESENTATIONS BY ALLTEL CONCERNING THE SUBJECT OF THIS AGREEMENT OTHER THAN THOSE EXPRESSED HEREIN.

   8.2 IFN does not warrant the material or workmanship of the ALLTEL Fibers or any other component of the Fiber Facility. In the event any maintenance or repairs to the ALLTEL Fibers are required as a result of a breach of any warranty made by any manufacturers or vendors, IFN shall pursue any remedies it may have against such manufacturers or vendors. NO WARRANTY IS PROVIDED BY IFN UNDER THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, WHETHER EXPRESSED OR IMPLIED. THE MANUFACTURER'S HONORING, IF ANY, OF ANY WARRANTY IT MAY HAVE GIVEN SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF ALLTEL AND SHALL CONSTITUTE FULFILLMENT OF ALL LIABILITIES OF IFN TO ALLTEL WITH RESPECT TO, OR ARISING OUT OF THESE WARRANTIES, WHETHER SUCH LIABILITY IS BASED ON STATUTE, AGREEMENT, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE.

   ALLTEL ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY WRITTEN OR ORAL REPRESENTATIONS BY IFN CONCERNING THE SUBJECT OF THIS AGREEMENT OTHER THAN THOSE EXPRESSED HEREIN.

   8.3 ALLTEL represents and specially warrants that ALLTEL will, during the Initial Term and any Renewal Term, defend title to the ALLTEL Route against the claims and demands of all persons whomsoever claiming or attempting to claim the same or any part thereof by, through or under ALLTEL, but not otherwise.

   8.4 IFN represents and specially warrants that IFN will, during the Initial Term and any Renewal Term, defend title to the IFN Route against the claims and demands of all persons whomsoever claiming or attempting to claim the same or any part thereof by, through or under IFN, but not otherwise.

                         ARTICLE IX.   MAINTENANCE FEE
                                       ---------------

   9.1 ALLTEL shall, with regard to the ALLTEL Route, provide routine route surveillance, Cable locates, "Call Before You Dig" service, encroachment monitoring, easement and permit administration. and preventive maintenance of the regenerator equipment and electricity at regenerator sites ("Routine Maintenance"). Subsequent to the Completion Date, IFN shall, by wire transfer, pay to ALLTEL for performing such services, an annual fee in the amount of Two Hundred Thousand Dollars ($200,000) (the "Payment"). The first Payment will be due and payable thirty (30) days after the Completion Date. Thereafter, each Payment shall be invoiced annually on or after each anniversary date of the Completion Date during the Initial Term or any Renewal Term. The Payment shall be due by IFN within thirty (30) days of receipt of invoice therefor. The Payments may be adjusted annually, at ALLTEL's sole discretion, beginning with the first anniversary date, for increases in the United States Bureau of Labor Statistics, CPI-U All Services Index (unadjusted), as published (the "Index"). Said adjustment shall be hereinafter referred to as "CPI-U Adjustment". Each Payment, as adjusted by the CPI-U Adjustment, shall be equal to the product of the Payment specified herein multiplied by the fraction (a) whose denominator is the CPI-U ALL Services Index for March of the previous calendar year for which the adjustment to the Payment is being made, and (b) whose numerator is the CPI-U ALL Services Index for March of the current year. The adjusted Payment shall remain in effect until the next annual Payment is due when a new adjusted Payment fixed pursuant to this provision shall become effective. In no event shall the amount of the Payment as adjusted pursuant to this provision be less than the amount of Payment in effect for the immediately preceding year. The parties agree that the Index for March 1997 is defined as 160. In the event that the Bureau of Labor Statistics (or any successor organization) changes the current base of the CPI-U from 1982-84 = 100, the calculation of a Payment under this provision shall be adjusted to ensure that ALLTEL receives the same amount as it would have received, had the base not been changed. In the event the Bureau of Labor Statistics or any successor organization no longer publishes the CPI-U, ALLTEL shall, subject to IFN's agreement, which shall not be unreasonably withheld, designate the statistical index it deems most appropriate for calculation of adjustments to a Payment, and from the date the CPI-U ceased to be published, such index shall be used to make adjustments in a Payment under this provision.

   9.2 IFN shall, with regard to the IFN Route, provide routine route surveillance, Cable locates, "Call Before You Dig" service, encroachment monitoring, easement and permit administration. and preventive maintenance of the regenerator equipment and electricity at regenerator sites ("Routine Maintenance").

Subsequent to the Completion Date, ALLTEL shall, by wire transfer, pay to IFN for performing such services, an annual fee in the amount of Two Hundred Thousand Dollars ($200,000) (the "Payment"). The first such Payment will be due and payable thirty (30) days after the Completion Date. Thereafter, each such Payment shall be due annually on each anniversary date of the Completion Date during the Initial Term or any Renewal Term. The Payment shall be made by ALLTEL within thirty (30) days of receipt of invoice therefor. The Payment may be adjusted annually, at IFN's sole discretion, beginning with the first anniversary date, for increases in the United States Bureau of Labor Statistics, CPI-U All Services Index (unadjusted), as published. Said adjustment shall be hereinafter referred to as "CPI-U Adjustment". Each Payment, as adjusted by the CPI-U Adjustment, shall be equal to the product of the Payment specified herein multiplied by the fraction (a) whose denominator is the CPI-U ALL Services for March of the previous calendar year for which the adjustment to the Payment is being made, and (b) whose numerator is the CPI-U ALL Services Index for March of the current year. The adjusted Payment shall remain in effect until the next annual Payment is due when a new adjusted Payment fixed pursuant to this provision shall become effective. In no event shall the amount of the Payment as adjusted pursuant to this provision be less than the amount of Payment in effect for the immediately preceding year. The parties agree that the Index for March 1997 is defined as 160. In the event that the Bureau of Labor Statistics (or any successor organization) changes the current base of the CPI-U from 1982-84 = 100, the calculation of a Payment under this provision shall be adjusted to ensure that IFN receives the same amount as it would have received, had the base not been changed. In the event the Bureau of Labor Statistics or any successor organization no longer publishes the CPI-U, IFN shall, subject to ALLTEL's agreement, which shall not be unreasonably withheld, designate the statistical index it deems most appropriate for calculation of adjustments to a Payment, and from the date the CPI-U ceased to be published, such index shall be used to make adjustments in a Payment under this provision.

   9.3 Routine Maintenance - Invoices with respect to Routine Maintenance in addition to that described in Sections 9.1 and 9.2 shall be paid by the parties in accordance with each parties Proportionate Share. Other than with respect to invoices issued pursuant to Paragraph 9.1 or 9.2, and each invoice shall describe any services performed, the time expended in performing such services, the description of any materials used and any services performed by ALLTEL, IFN or its subcontractor (s) or service providers, if any, and shall include such relevant supporting documentation as may be requested by ALLTEL or IFN and as may be available.

   9.3.1 Demand Maintenance - In the event that either party requires the other party to perform maintenance within a reasonable time period after request which is other than Routine Maintenance ("Demand Maintenance") on either the IFN Fibers or ALLTEL Fibers, the party providing the Demand Maintenance shall deliver an invoice to the party that requested the Demand Maintenance and the requesting party shall pay the entire invoice within 30 days after receipt of the invoice. The invoice shall describe any services performed, the time expended in performing such services, the description of any materials used and any services performed by ALLTEL or IFN or its subcontractor(s) or service providers, if any, and shall include all relevant supporting documentation as may be requested by the other party.

   9.3.2 Emergency Response Maintenance - In the event either party is required to immediately perform maintenance on either the IFN Fibers or ALLTEL Fibers ("Emergency Response Maintenance"), the party providing the Emergency Response Maintenance shall invoice the other party, based on the invoiced party's Proportionate Share and the invoice shall be due and payable 30 days after receipt. The invoice shall describe any services performed, the time expended in performing such service, the description of any materials used and any services performed by ALLTEL or IFN or its subcontractor(s) or service providers, if any, and shall include all relevant supporting documentation as may be requested by the other party. A party shall not be liable for its Proportionate Share of any emergency response maintenance to the extent the maintenance was necessary due to the actions or inactions of the other party and such other party shall be solely responsible for such costs.

   9.3.3 Catastrophic Damage of Fiber Facilities - In the event either party is required to perform Emergency Response Maintenance, that is estimated to exceed Five Million Dollars $5,000,000 and such occurs in year 5 or later of the Initial Term or any Renewal Term, both companies shall discuss the various options available and select and agree on the proper course of action, consistent with the following:

   9.3.3.1 The parties must mutually determine whether the facility still has economic life and agree to the same terms and conditions detailed in 9.3.2.

   9.3.3.2 If the parties determine the facility does not have economic life, they agree to negotiate without penalty a mutually satisfactory termination agreement.

   9.4 Relocation of Fiber Facilities - Each party, except in response to maintenance needs, will be responsible for the cost of relocation of fiber facilities along their respective routes.

   9.4.1 Relocation of Fiber Facilities - Relocation of fiber facilities in response to maintenance needs, will be subject to terms and conditions under 9.3, 9.3.1, 9.3.2 or 9.3.3, as appropriate.

   9.5. All maintenance shall be performed as soon as possible and without any preference to fiber assignment.

   9.6 In the maintenance, repair and relocation of the Fiber Facility, ALLTEL shall exercise a reasonable degree of care and skill. ALLTEL and IFN will use reasonable best efforts to correct any degradations, failures or interruptions in service as soon as possible after learning of their occurrence.

   9.7 In the maintenance, repair and relocation of the Fiber Facility, IFN shall exercise a reasonable degree of care and skill. IFN and ALLTEL will use reasonable efforts to correct any degradations, failures or interruptions in service as soon as possible after learning of their occurrence.

   9.8 The sums to be paid as computed under the provisions of this Article IX shall include ALLTEL's incremental direct labor costs, if any, plus one hundred twenty-six percent (126%) and all other incremental costs and expenses incurred by ALLTEL and directly attributable to the performance by ALLTEL of its obligations under this Agreement. "Incremental" is defined for the purpose of this Article IX to mean costs not already intended to be covered.

   9.9 The sums to be paid as computed under the provisions of this Article IX shall include IFN's incremental direct labor costs, if any, plus one hundred twenty-six percent (126%) and all other incremental costs and expenses incurred by IFN and directly attributable to the performance by IFN of its obligations under this Agreement. "Incremental" is defined for the purpose of this Article IX to mean costs not already intended to be covered.

   9.10 The method of computing the annual payment under Paragraph 9.1 and 9.2 shall not exceed the initial $200,000 annually by more than $100,000 for any single year.

   9.10.1 The method of computing the annual payment under Paragraph 9.1 and 9.2 is subject to renegotiation at the end of year 3 and prior to year 5 of the Agreement.

                             ARTICLE X. OPERATIONS
                                        ----------

   10.1 Except as expressly provided in this Agreement, each party shall have full and complete control and responsibility for determining any network and service configuration or designs, routing configurations, regrooming, rearrangement or consolidation of channels or circuits and all related functions with regard to the use of that party's fiber.

   10.2 Other than as specified in this Agreement, neither party is supplying or is obligated to supply to the other party any optronics or electronics or optical or electrical equipment or other facilities, including without limitation, generators, batteries, air conditioners, fire protection and monitoring and testing equipment, nor is either party responsible for performing any labor to install equipment.

   10.3 ALLTEL shall establish and maintain the demarcation point (the "DEMARCATION POINT") at which point ALLTEL shall hand off the IFN Fibers to IFN and at which IFN may access the IFN Fibers. ALLTEL shall install, maintain and route the IFN Fibers within ALLTEL facilities at its sole discretion.

   10.4 IFN shall establish and maintain the demarcation point (the "DEMARCATION POINT") at which point IFN shall hand off the ALLTEL Fibers to ALLTEL and at which ALLTEL may access the ALLTEL Fibers. IFN shall install, maintain and route the ALLTEL Fibers within IFN facilities at its sole discretion.

   10.5 As provided in Section 2.9 and under the same terms, conditions and limitations specified therein, IFN will be provided the following:

          a. An opportunity to purchase regenerators and to sell the units to ALLTEL for one (1) dollar. ALLTEL will make arrangements to install the units and connect to specified IFN Fibers in the following ALLTEL locations: Union Point, Milledgeville, Perry, Unadilla, Pineview, Fitzgerald, Douglas, Nashville, Hahira & Jennings.

          b. If these regenerators are disconnected and removed from service for any reason, they will be offered for sale to IFN for one (1) dollar.

          c. IFN or its representatives will upon reasonable notice be permitted escorted access to these locations for the purpose of inspection.

          d. Floor space, rack space and DC power in the following environmentally controlled locations: Macon and Valdosta.

   10.6   IFN will provide ALLTEL the following:

          a. Floor space, rack space and DC power in the following environmentally controlled locations: Rome, Atlanta (55 Park Place), Athens (Dairy Pack building).

          b. Right of way easement at the following locations: From Georgia Power Structure 37 on Core Subligna Road continuing to the Georgia Power Summerville Substation.

          c. ALLTEL or its representatives will be permitted escorted access to these locations.

   10.7 ALLTEL shall maintain the Fiber Facility as required in Exhibit 5 attached hereto. ALLTEL shall use such care in performing repair and maintenance pursuant to this Agreement which equals or exceeds that which is normal and customary in the telecommunications industry.

   10.8 IFN shall maintain the Fiber Facility as required in Exhibit 12 attached hereto. IFN shall use such care in performing repair and maintenance pursuant to this Agreement which equals or exceeds that which is normal and customary in the telecommunications industry.

                           ARTICLE XI.  RISK OF LOSS
                                        ------------

   11.1 Except as otherwise provided herein, following the Completion Date, each party shall bear its Proportionate Share of any and all loss or damage to the Fiber Facility, or any item, element or component thereof.


                              ARTICLE XII.  TAXES
                                            -----

   12.1 Following the Primary Target Completion Date, IFN shall be responsible for and shall timely pay any and all use fees assessed against the IFN Fibers for periods subsequent to the date of this Agreement. IFN agrees to reimburse ALLTEL for its Proportionate Share of any such fees assessed against ALLTEL.

   12.2 Following the Primary Target Completion Date, ALLTEL shall be responsible for and shall timely pay any and all use fees assessed against the ALLTEL Fibers for periods subsequent to the date of this Agreement. ALLTEL agrees to reimburse IFN for its Proportionate Share of any such fees assessed against IFN.

   12.3 IFN and ALLTEL shall each be responsible for any and all taxes and shall timely pay any and all sales, use or similar taxes and duties, property taxes, fees or other assessments which may be imposed on it as a result of the execution of this Agreement. Each party shall cooperate with the other in reporting such transaction as exempt to the extent it provides adequate documentation supporting such exemption and provided that it shall reimburse the other for any tax, interest and penalty that might be assessed upon audit due to such exemption. Each of IFN and ALLTEL shall be responsible individually for its own income, gross receipts or similar tax.

   12.4 Following the Completion Date, each party shall be responsible for any sales, use, property, excise or similar tax assessed against it related to the recurring costs outlined in Article IX. Each party shall cooperate with the other in reporting any such transaction as exempt to the extent it is provided adequate documentation supporting such exemption and provided that the other shall reimburse it for any tax, interest and penalty that might be assessed upon audit due to such exemption.

                           ARTICLE XIII.  INDEMNITY
                                          ---------

   13.1 IFN hereby releases and agrees to indemnify, defend, protect and hold harmless ALLTEL, its employees, officers, directors, agents and corporate shareholder, and the employees, officers, directors and agents of any corporate shareholder, from and against, and assumes liability for:

     a. Any injury, loss or damage to any person, property or facilities of any person or entity, arising out of or resulting from the acts or omissions, negligent or otherwise, of IFN, its officers, employees, servants, affiliates, agents or contractors under this Agreement.

     b. Any claims, liabilities or damages arising out of any violation by IFN of regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body; and

     c. Any claims, demands, suits, actions, losses, damages, assessments or payments that may be asserted by any party that may have use of the 'IFN Fibers, arising out of or relating to such usage.

   13.2 ALLTEL hereby releases and agrees to indemnify, defend, protect and hold harmless IFN, its employees, officers, directors, agents and corporate shareholder, and the employees, officers, directors and agents of any corporate shareholder, from and against, and assumes liability for:

     a. Any injury, loss or damage to any person, property or facilities of any person or entity, arising out of or resulting from the acts or omissions, negligent or otherwise, of ALLTEL, its officers, employees, servants, affiliates, agents or contractors under this Agreement.

     b. Any claims, liabilities or damages arising out of any violation by ALLTEL or regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body; and

     c. Any claims, demands, suits, actions, losses, damages, assessments or payments that may be asserted by any party that may have use of the 'ALLTEL Fibers, arising out of or relating to such usage.


                            ARTICLE XIV.  LIABILITY
                                          ---------

     Neither party shall be liable to the other party or any customer of such other party or any other person (including, for example, a person buying communications service from a customer of such other party) for indirect, special, punitive, incidental or consequential damages, whether foreseeable or not (including but not limited to lost revenues or any claim of any client, customer or patron for loss of services, lost profits or revenues, cost of capital and including any such liabilities arising under this Agreement or from any breach or partial breach of the provisions of this Agreement or arising out of any act or omission by either party, its employees, servants, agents or affiliates, whether based on a breach of contract, breach of warranty, negligence or any other theory of liability).


                             ARTICLE XV.  DEFAULT
                                          -------

   15.1 Neither party shall be in default under this Agreement or in breach of any provision hereof unless and until the other party shall have given such party written notice of such default and the defaulting party shall have failed to cure the default within thirty (30) days after receipt of such notice; provided, however, that where such default cannot reasonably be cured within such thirty (30) day period, if the defaulting party shall proceed promptly to cure the same and prosecute such cure with due diligence, the time for curing such default shall be extended for such period of time as may be necessary under the circumstances to complete such cure.

   15.2 In the event a default or breach hereof by a party hereto causes the other party to bring an action for remedies or damages, the prevailing party may recover its reasonable attorneys' fees from the party held liable or at fault.

   15.3 If a party materially breaches or defaults under this Agreement and fails to cure such breach or default after reasonable notice and opportunity to cure, then the non-breaching, non-defaulting party may terminate the IRU granted to the other party without affecting or terminating the non-defaulting or non-breaching party's rights under this Agreement, including but not limited to continued use of the IRU granted it hereunder.

                         ARTICLE XVI.  CONFIDENTIALITY
                                       ---------------

   16.1 All proprietary information disclosed and identified as proprietary at the time of disclosure by either party hereto to the other party shall be kept confidential by the other party, shall be used only in performing under this Agreement and may not be used for other purposes, except upon such terms as may be agreed upon in writing by the parties. Information which is considered confidential or proprietary in nature will be identified as such by a marking placed on the information when such information is in tangible form. Such marking may take various forms from time to time but will clearly specify the proprietary nature of the information. In addition, the parties shall use reasonable efforts to assure that the terms and provisions of this Agreement shall not be disclosed by either party to third parties except third parties rendering professional consulting services to the disclosing party or third parties to whom the disclosing party is seeking to provide services and only following the execution by the third parties of agreements of confidentiality and nondisclosure that are consistent with the provisions of this Agreement. However, consideration paid pursuant to this Agreement shall not be disclosed to such third parties to whom the disclosing party seeks to provide service.

   16.2 Neither party shall be required by this Article XVI to keep confidential any information which is publicly known, other than by breach of this Agreement; which is disclosed by either party to the other without being identified as proprietary; which becomes available to such party without restriction from a third party; which is developed at any time by the receiving party independently of any disclosures hereunder; or which is required to be disclosed by law or by any governmental agency or court of law having jurisdiction. In the event a disclosure is required by law or by any governmental agency or court of law, the party required to make such disclosure shall give the other party notice of such requirements in sufficient time to allow the other party to seek a protective order from such court or agency restraining the disclosure or shall itself seek such protective order as is reasonably acceptable to and requested by the other party.

   16.3 Neither party shall use the name, trade name, service mark or trademark of the other party or the existence of this Agreement in any promotional or advertising material without the prior written consent of the other party.

   16.4 The provisions of this Article shall survive termination of this Agreement for a period of five (5) years.


                      ARTICLE XVII  CONFLICTS OF INTEREST
                                    ---------------------

   17.1 Neither party shall use any funds received under this Agreement for illegal or otherwise "improper" purposes. Neither party shall pay any commissions, fees or rebates to any employee of the other party, or favor any employee of such other party with gifts or entertainment of significant cost or value. If either party has reasonable cause to believe that one of the provisions in this Article has been violated, it, or its representative, may audit the books and records of the other party for the sole purpose and only to the extent necessary to examine compliance with such provisions.


                  ARTICLE XVIII.  RELATIONSHIP OF THE PARTIES
                                  ---------------------------

   18.1 The relationship between ALLTEL and IFN shall not be that of partners, agents or joint ventures for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including but not limited to federal income tax purposes. ALLTEL and IFN, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.


                            ARTICLE XIX.  INSURANCE
                                          ---------

   19.1 For so long as this Agreement remains in effect each party shall obtain, pay for and maintain insurance for at least the coverages and amounts of coverage as set forth below and shall provide to the other party certificates issued by insurance companies satisfactory to such other party to evidence such coverages. Such certificates shall provide that there shall be no termination, non-renewal or reduction of such coverage without thirty (30) days' prior written notice to such other party. In the event of any failure by either party to comply with the provisions of this Article, the other party may, at its option, on notice to such party, either suspend any obligations owned to such party until there is full compliance with this Article, or contract for such insurance at such party's expense. The coverages and amounts of coverage required are:

     a. Worker's Compensation insurance complying with the laws of the state in which the work is to be performed. The contract shall include Employers Liability coverage with a limit of $500,000 per accident, occupational disease coverage with a limit of $500,000 per person subject to an aggregate of $500,000 per annum. Coverage shall include all states.

     b. Commercial General Liability Insurance with combined bodily injury and property damage limit of $1,000,000 per occurrence, $2,000,000 aggregate, to include products and completed operations; broad form property damage including completed operations; personal injury liability with deletion of the contractual liability exclusion; and broad form blanket contractual liability for liabilities assumed by ALLTEL or IFN for work to be performed under this Agreement by ALLTEL, IFN or independent contractors. The following exclusions shall be deleted, so that coverage shall apply to them: (X) explosion; (C) collapse; (U) underground property damage; (D) underground resources and equipment.

     c. Commercial Automobile Liability insurance with a combined bodily injury and property damage limit of $1,000,000 per occurrence to include all vehicles whether owned, not owned or hired.

     d. Excess or umbrella insurance with a combined single limit of $1,000,000 per occurrence, to be in excess of the liability coverages in a, b and c above.

   In the event either party fails to obtain the required certificates from any contractor and a claim is made or suffered, such party shall indemnify and hold harmless the other party from any and all claims for which the required insurance would have provided coverage.

   In the event coverage is denied or reimbursement of a properly presented claim is disputed by the carrier for insurance provided in (a) through (c) above, the party carrying such coverage shall make good faith efforts to pursue such claim with its carrier.

   19.2 ALLTEL and IFN will obtain from the insurance companies providing the coverages required by this Agreement the permission of such party to waive all rights of subrogation and such party does hereby waive all rights of said insurance companies to subrogation against the other party, its parent corporation, affiliates, subsidiaries, assigns, officers, directors and employees or any other party entitled to indemnify under this Agreement.

   19.3 Either party, in lieu of providing the coverages required by this Agreement, may self insure.

   19.4 Maintenance by a party of any such insurance coverages shall not, however, be deemed a limitation of that party's liability hereunder.


                    ARTICLE XX.  EXCUSE FOR NONPERFORMANCE
                                 -------------------------

   20.1 Either party's performance under this Agreement shall be suspended for as long as and to the extent that performance is prevented by any cause beyond the reasonable control of the party claiming relief (such as, but not limited to, a strike or other labor problems, acts of God, fire, flood, lightning, blizzard, natural disaster, train derailment, war, inability to obtain materials or transportation or civil disorder, inability or failure to obtain right of way or governmental approval, legal action preventing or substantially interfering with performance hereunder), provided that the party claiming the relief under this Article XX shall immediately notify the other party and follow up within ten (10) days in writing of: the existence of the event relied on, and the cessation or termination of the said event. The party claiming relief under this Article XX shall exercise reasonable efforts to minimize the time for any such suspension.

                          ARTICLE XXI.  GOVERNING LAW
                                        -------------

   21.1 The rights and obligations of the parties hereto shall be construed in accordance with the laws of the State of Georgia, without regard to the conflict of law provision thereof.

                         ARTICLE XXII.  INTERPRETATION
                                        --------------

   22.1 Unless expressly defined herein, words having well-known technical or trade meanings shall be so construed. All listing of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

   22.2 Except as set forth to the contrary herein, any right or remedy of ALLTEL or IFN shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

   22.3 Nothing in this Agreement is intended to provide any legal rights to anyone not an executing party of this Agreement.

   22.4 All heading used herein are for index and reference purposes only, and are not to be given any substantive effect.

   22.5 No rule of construction requiring interpretation against the draftsman hereof shall apply in the interpretation of this Agreement.

   22.6 In the event of a conflict between the provisions of this Agreement and those of any exhibit, the provisions of this Agreement shall prevail and such exhibits shall be corrected accordingly.


                            ARTICLE XXIII.  WAIVER
                                            ------

   23.1 For any waiver of any right, option or privilege hereunder to be binding it must be made in writing and signed by both parties. No waiver of the terms of this Agreement or failure of either party to exercise any option, right or privilege on any occasion or through the course of dealing, shall be construed to be a waiver of the same or of any other option, right or privilege on any other occasion.

                           ARTICLE XXIV.  ASSIGNMENT
                                          ----------

   24.1 A Party may not assign, except through mergers and to successors to all of the assets of such party that are necessary to perform its obligations under this Agreement, sell, mortgage, encumber, convey or otherwise transfer any interest in this Agreement, except to its majority or wholly owned subsidiaries or those of its parent company ("AFFILIATES") that are also receiving all of the assets of the party that are necessary to perform its obligations under this Agreement , without the express prior written consent of the other Party which consent shall not be unreasonably withheld and/or delayed. Any such assignment or transfer other than to an Affiliate without the express written consent of the other Party shall be void. In the event a request for any such transfer is made by a Party, the other may require as a condition to its consent that:

     a. Any assignee, sublessee, licensee, mortgagee or other transferee (hereinafter a Transferee") shall (i) agree that its rights with respect to this Agreement shall be subject to all of the terms and conditions of this Agreement, and (ii) assume and agree to perform all of the terms and provisions of this Agreement from and after the date of such transfer and for and during the period such party shall have an interest in this Agreement; and

     b. The assignor shall not, by reason of such transfer, be released from any of its obligations under this Agreement. Notwithstanding the foregoing, the Parties acknowledge that IFN will, in the near future, be merged into its general partner, ITC Transmission Systems, Inc. ("Systems") and that Systems' name will be changed to Interstate FiberNet, Inc. and do further acknowledge and agree that the consent of ALLTEL shall not be required for these events.


                     ARTICLE XXV.  RESOLUTION OF DISPUTES
                                   ----------------------

   25.1 ALLTEL and IFN recognize that during the term of this Agreement various disputes may arise between the parties. In the event that a dispute shall arise, the parties, through their appropriate personnel, will attempt to amicably resolve such dispute in an expeditious manner. In the event that any dispute shall not be resolved by the parties within a reasonable time, not to exceed thirty days unless extended by mutual agreement of the parties, then either party may elect to pursue any other legal action it deems appropriate to resolve such dispute. Nothing in this paragraph shall be deemed a waiver of any rights either party may have to pursue any legal or equitable remedy available to it, at any time; nor may the provisions of this article be invoked with respect to the payments required pursuant to
Article III.

                         ARTICLE XXVI.  LATE PAYMENTS
                                        -------------

   26.1 In the event that ALLTEL or IFN shall fail to make any payment under this Agreement when due, such amounts shall accrue interest, from the date such payment is due until paid, including accrued interest, at a rate equal to the Prime Rate as reported by the Wall Street Journal on the date such payment was due.


                         ARTICLE XXVII.  SEVERABILITY
                                         ------------

   27.1 If any term, covenant or condition contained herein shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, convenient or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.


                            ARTICLE XXVIII.  NOTICE
                                             ------

   28.1 Unless otherwise provided herein, all notices and communications concerning or made pursuant to the terms of this Agreement shall be made in writing and shall be deemed duly given when delivered in-hand, overnight courier service or telegram, or on the third day after being mailed by US certified mail, return receipt requested, addressed to the parties as follows:


Chief Executive Officer           ALLTEL Telephone Services Corporation
IFN Interstate FiberNet           ATTN:  Legal Department
P. O. Box 510                     P. O. Box 2177
910 First Avenue                  Little Rock, Arkansas  72212
West Point, Georgia  31833


General Counsel                   Tim Griffin
Interstate FiberNet               ALLTEL Georgia, Inc.
700 Boulevard South, Suite 101    906 Vista Drive
Huntsville, Alabama  35802        P. O. Box 1247
                                  Dalton, Georgia  30721


                                  ALLTEL Corporate Services, Inc.
                                  ATTN:  Vice President - Law
                                  One Allied Drive
                                  Little Rock, Arkansas  72202

or at such other address as may be designated in writing to the other party.

                         ARTICLE XXIX.  BINDING EFFECT
                                        --------------
   29.1 The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.


                        ARTICLE XXX.  ENTIRE AGREEMENT
                                      ----------------

   30.1 This Agreement, including all Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any other prior agreements with regard thereto, whether written or oral, between ALLTEL and IFN. This Agreement may not be amended or otherwise altered except by written agreement between the parties hereto.

                          ARTICLE XXXI.  COUNTERPARTS
                                         ------------

   31.1 To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of or on behalf of each Party appear on each counterpart, but it shall be sufficient that the signature of or on behalf of each Party appear on one or more counterparts. All counterparts shall collectively constitute a single agreement, and the signature page may be delivered by one Party to any other Party via facsimile transmission. It shall not be necessary in any proof of this document to produce or account for more than the number of counterparts containing the respective signatures of or on behalf of all the Parties.

           [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the parties have hereunder set their hands as of the day and year first above written.

"ALLTEL"                                 "IFN"
ALLTEL Telephone Services Corporation    Interstate FiberNet

By:    /s/ J. Scott Chesbro              By:    /s/ Doug Shumate
_____________________________________    _____________________________________
Title: Executive Vice President          Title: Snr. VP and CFO
_____________________________________    _____________________________________
Date:                                    Date:
_____________________________________    _____________________________________


                                         Gulf States Transmission Systems, Inc.
                                         By:    /s/ Doug Shumate
_____________________________________    _____________________________________
                                         Title: Snr. VP and CFO
_____________________________________    _____________________________________
                                         Date:
_____________________________________    _____________________________________

                                                                  ALLTEL AND IFN
                                                                    EXHIBIT A
                                                                   AGREEMENT MAP

[A GRAPHIC APPEARS HERE DEPICTING A MAP OF THE STATE OF GEORGIA AND A PORTION OF THE STATE OF FLORIDA WHICH INDICATES CERTAIN FIBER ROUTES UTILIZING ALLTEL FIBERS AND IFN FIBER FACILITY (REPRESENTED BY A DOTTED LINE) AND OTHERS UTILIZING IFN FIBERS AND ALLTEL FIBER FACILITY (REPRESENTED BY A SOLID LINE.]

                                                        LEGEND
                                                        ------

                                                - - - - - ALLTEL Fibers
                                                          IFN Fiber Facility

                                                _________ IFN Fibers
                                                          ALLTEL Fiber Facility

PROPRIETARY INFORMATION OF ALLTEL CORPORATION

                    ALLTEL EXHIBIT 1 ALLTEL FIBER FACILITY


[A DIAGRAM APPEARS HERE INDICATING THE LOCATION OF ALLTEL FIBER FACILITY, EXISTING FIBER CABLE, FIBER SIZE SINGLE MODE, AVERAGE FIBER LOSS, ESTIMATED LENGTH OF CONSTRUCTION AND ESTIMATED FIBER LOSS FROM LOCATION TO LOCATION ALONG THE FIBER ROUTE]


                                 1550 TESTING
                              ACTUAL MEASUREMENTS
                                TAKEN JULY 1996


                 PROPRIETARY INFORMATION OF ALLTEL CORPORATION

ALLTEL EXHIBIT   2     SPECIFICATION SUMMARY FOR AERIAL,
               ------  BURIED AND UNDERGROUND FIBER OPTIC
                       CABLE


CONTENTS               PARAGRAPH         CONTENTS               PARAGRAPH
--------               ---------         --------               ---------
 GENERAL               1.0          PLACEMENT OF AERIAL CABLE   5.0

 GLASS FIBER           2.0          PLACEMENT OF DIRECT         6.0
 SPECIFICATIONS                     BURIED CABLE

 BASIC SPLICING        3.0          PLACEMENT OF                7.0
 PROCEDURES                         UNDERGROUND DUCT CABLE

 CABLE                 4.0          CABLES ENTERING BUILDINGS   8.0
 SPECIFICATIONS

1.0  GENERAL

1.01 This document will provide direction and standardization in splicing procedures for fiber optic cable. All construction will be done in strict compliance with the 1996 National Electrical Safety Code and all other federal, state and local regulations.

1.02 This exhibit sets forth general principles of fiber optic cable construction, and incorporates comprehensive details and specifications concerning fiber optic cable construction contained in the following practices:
ASP (ALLTEL System Practice) 290-350-456, ASP 290-350-455, ASP 290-400-605, ASP
290-500-400, ASP 540-850-005, ASP 540-850-010, ASP 540-850-015, SRP (Southern
Region Practice) 290-630-610 and SRP 93-2020.

2.0  GLASS FIBER SPECIFICATIONS:

2.01 All glass fiber used in any fiber optic cable will adhere to the following specifications. Specific circumstances may necessitate a variance from these perimeters. In these instances a case by case evaluation will be made.

           1.    Single mode fiber
           2.    8.3 micron core nominal
           3.    Cladding diameter 125 +/- 2 micron
           4.    Coated diameter 250 +/- 15 micron

           5.     Core eccentricity not more than 1.0 micron
           6. Dispersion not to exceed 2.6 psec/nm-km @ 1310nm and typically less than 1 psec/nm-km @ 1550 nm.
           7. Attenuation per fiber not to exceed 0.40db/Km @ 1310 nm 0.30db/Km @ 1550 nm


2.02 Copies of the manufacture's test results are to be retained and become part of the as-built documentation.

3.0  BASIC SPLICING PROCEDURES

3.01 Each fiber will be tested at each splice and the results recorded on the form provided in Attachment I of Exhibit 3. These forms will become part of the as built documentation.

3.02 Splice cases will be standard manufactured Preformed stainless steel Fiberlign or injection-molded Coyote splice cases. Splice cases will be installed in accordance with the manufacture's recommended procedures. All splices will be protected fusion splices.

3.03 When the cable sheath contain armor, each sheath will be bonded to a #6 insulated ground wire. Each sheath will be isolated from the others sheaths and the splice case. The #6 insulated ground wires will be connected to a driven ground rod that has a ground resistance reading of not more than 25 ohms.

3.04 Standard procedure for aerial or buried plant requires all splice cases to be at ground level in a Reltec OPFOBD7 cabinet. The cabinet will also contain storage for approximately 100' of cable. The stored cable will permit the case to be relocated to an environmentally controlled area for splicing.

3.05 In location where ground level facilities are not permitted, subsurface splices vaults will be placed. The vaults must permit ready access to the splice case. This vault will also provide storage for cable which will permit the splice case to be relocated to an environmentally controlled area for splicing operations. Direct buried splices are not to be placed without written approval of management.

4.0  CABLE SPECIFICATIONS:

4.01 Fiber optic cable for aerial, buried or underground construction will be single mode standard production cable, with a high or medium density polyethylene jacket. All cable will be filled or contain a water blocking compound. The fibers will be color coded with industry standard colors. The cable may be loose tube, central tube or ribbon type constructed. Armored cable will contain an overlapping coated steel armor. Metallic strength members are acceptable only in armored cable.


5.0 PLACEMENT OF AERIAL CABLE

5.01 Aerial splices will be brought down the pole and placed in a BPFOBD7 cabinet. If the cable sheath contains any metallic member it will be bonded to a #6 ground wire and connected to a driven ground rod. Sufficient cable will be stored in the cabinet to allow the splice to be relocated to an environmentally controlled area for slicing.

5.02 A 3" drip loop will be placed in the fiber cable at each pole. Attached to the cable at the drip loop will be an identification tag stating the owner of the cable.

6.0 PLACEMENT OF DIRECT BURIED CABLE

6.01 Splices in direct buried plant will be brought to the surface and placed in a BPFOBD7 cabinet. The armor and any metallic member in each sheath will be bonded to an insulated #6 ground wire and connected to a driven ground rod in the cabinet. Each sheath will be isolated from the others sheaths and the splice case. The #6 insulated ground wires will be connected to a driven ground rod that has a ground resistance reading of not more than 25 ohms. Sufficient cable will be stored in the cabinet to allow the splice to be relocated to an environmentally controlled area for splicing.

6.02 The buried cable will be placed at a minimum depth of 36" measured from the top of the cable to the surface of the ground. Buried warning tape is to be placed at a depth of 18" to 24" below grade at the time of construction.

6.03 Warning signs will be located along the route, culverts and at road crossings. Signs will be placed at approximately quarter mile intervals and at other locations that are susceptible to excavation. Signs are to be tubular in design, providing 360(degrees) visibility, and display the 1-800 call before you dig telephone number.


7.0 PLACEMENT OF UNDERGROUND DUCT CABLE

7.01 Cable may be placed in duct by pulling or blowing the cable into the duct. At no time should the pull on cable being placed in the duct exceed the recommended tensile load rating of the manufacturer, typically 600 pounds.

7.02 Cable placed in manholes will wrap the hole a minimum of two times to provide slack for restoration. The cable will be identified with a tag in each hole.

7.03 Splice cases located in manholes will be securely mounted on the cable racking and identified. Sufficient cable will be stored in the manhole to allow the splice to be relocated to an environmentally controlled area for spicing.

8.0 CABLES ENTERING BUILDINGS

8.01 Cables entering buildings will have two separate entrances where ever possible. The intent is to promote diverse routing at every opportunity.

8.02 The armor and any metallic members of any cable entering a building will be severed and bonded with a #6 insulated ground wire at the first opportunity upon entering the building. This will normally occur at the point the outside plant cables are spliced to the inside cables. This can be a splice case or a splice cabinet. The #6 ground wire will be bonded to the hot side of the single point MGN bar. Cables that do not contain metal and therefore do not require isolation and grounding should be identified as non-metallic.

ALLTEL EXHIBIT    3   FIBER SPLICING, TESTING AND
                 ---  ACCEPTANCE

CONTENTS                  PARAGRAPH       CONTENTS               PARAGRAPH
--------                  ---------       --------               ---------
 GENERAL                       1.0        ARMOR BOND CONTINUITY      5.0
                                          TEST

 GENERAL SPLICING              2.0        END TO END OTDR TRACES     6.0
 SPECIFICATIONS

 FIBER OPTIC CABLE             3.0        END TO END POWER METER     7.0
 ACCEPTANCE-GENERAL                       READING

 ARMOR TO GROUND TEST          4.0        FORMS REPRODUCTION         8.0

1.0 GENERAL

1.01 This practice will provide direction and standardization in splicing and acceptance of fiber optic cable. This practice sets the minimum standard tests that are to be performed during construction, acceptance and restoration. It does not limit testing to these tests if there is reason to suspect the presence of a condition that would render a cable unserviceable.

1.02 The procedures are applicable to all aerial, buried, or underground fiber optic cable. These procedure will be the standard for the acceptance. All fiber optic cable, regardless of length, will pass the tests prescribed in this practice.

1.03 This practice also describes the tests that are required on existing cable that is being considered as feeder for digital loop carrier.

1.04 The performance of the tests and the recording of the test data will be the responsibility of the engineering department. If independent contractors are used for construction the engineer and a representative of the contractor will perform the test jointly. The results of the tests will be recorded on the appropriate Southern Region Cable Acceptance form. The acceptance form for fiber optic cable is shown in Attachment I.

2.0 GENERAL SPLICING SPECIFICATIONS

2.01 All construction splicing will be protected fusion splices and all test results will be recorded. Individual splices should be evaluated with the OTDR during the actual splicing phase of the project. No splice should have a loss of more than .1db. If.1db loss is not obtained after three (3) attempts, the splice may exceed the .1 db loss requirement but is not to exceed .5db. The engineer is to be consulted if more than .5db occurs. High losses can be the result of core mismatch, poor core concentricity or irregular core shape. These conditions are not likely to be corrected with repeated attempts at splicing. This condition is exceptional and should occur infrequently and only on single fibers in the slice. If difficulty is experienced in obtaining splices of .1db or less on all but an exceptional fiber, procedural or mechanical causes are to be suspected.

2.02 The splicing of different manufacturer's fiber can also result in difficulty in obtaining low loss splices. This is the result of inherent difference in the glass of the fiber. If this occurs, all the fibers in the splice are usually affected. For this reason it is suggested not to mix cable from different manufacturers if possible.

2.03 Protected fusion splices are the first choice for restoration splicing. Mechanical splices may be utilized only for temporary restoration purposes when fusion capabilities are not available. All mechanical splices will be replace with protected fusion splices as soon as practical.

2.04 When circumstances do require the use of mechanical splices the splice lose will not exceed .20 db insertion loss with a minimum reflective loss not less than 35.0 db.

3.0 OPTIC CABLE ACCEPTANCE-GENERAL

3.01 Fiber optic cable will pass the following acceptance test prior to being accepted and placed in service. Fiber optic cable has no length exceptions and all new cable will be tested. The test results will be recorded on the Southern Region Cable Acceptance - Fiber Optic form shown in Attachment I.

3.02 REQUIRED FIBER OPTIC CABLE TEST

      Armor to ground
      Armor bond continuity
      End to end OTDR traces
      End to end power meter reading

4.0 ARMOR TO GROUND TEST

4.01 The armor to ground test for buried fiber optic cable will be performed using a megohmmeter in a similar manner to that described for the shield to ground test used on copper cable. A value of 161,000 ohm-kilometer should be considered the minimum acceptable value of the armor ground resistance.

4.02 For example, at 161,000 ohms per kilometer, for a 6KM (3.7 mile) fiber cable would be estimated at approximately 26,833 ohms. This is calculated by dividing 161,000 ohms by 6KM, the length for the estimated ohms resistance.

4.03 To obtain the actual value for the cable, the actual test set reading is multiplied by length of the cable. This value is then compared to the estimate to determine the acceptability of the cable. The actual results must exceed the estimated value.

4.04 The intent of testing the armor in the fiber cable is to ensure no damage was incurred during placement. If sheath damage did occur during placement the testing will show a ground fault.

4.05 To record the results of the armor to ground test the following information is entered as shown in Attachment II. Enter N.A. if the cable is nonmetallic.

     1. Enter the work order number authorizing the cable construction.

     2. Enter the type, manufacture and number of fibers of the cable being tested.

     3. Enter the exchange the cable is located.

     4. Enter the number of sheets needed to record the test data

     5. Enter the pole or pedestal number where the test equipment is located to perform the test. If more sections of cable are tested than can be shown, go to a second sheet.

     6. Enter the pole or pedestal number that is at the far end of the section of cable being tested.

     7. The megohms reading is entered in block number 7.

     8. Enter the actual date the test was performed.

     9. The name of the person performing the test is entered in block 9.

5.0 ARMOR BOND CONTINUITY TEST

5.01 The armor bond continuity test will be performed after the cable is in place and all splices are complete. In testing the armor bond continuity in fiber optic cable a VOLT-OHM meter will be used to read the resistance of the armor and check for opens.

5.02 To perform this test the far end of the cable armor is to be grounded. The near end will be isolated. Place the positive lead from the VOLT-OHM meter on the armor. The common lead is then grounded. The resulting reading should show very low resistance. Typical results for fiber cable are 33.6 ohms per KM for cable constructed with only metallic armor. If the cable also contains metallic strength members embedded in the sheath a resistance figure of 21.5 ohms per KM should be used. The actual reading will depend on the length of the cable.

5.03 To ensure the full length of the cable is being read, a second reading is taken with the far end ground isolated. The result should show an open, indicating that the ground that was read the first time was the far end ground.

5.04 If a fiber optic cable is made up of sections of armored and dielectric cable each section of armored will need to be tested individually.

5.05 To record the results of the armor bond continuity test enter the following information in blocks 10 through 14 as indicated in Attachment II. Dielectric cable will be indicated with N.A.

           10. Enter the pole or pedestal number where the test equipment is located while performing the test. If more sections of cable are tested than can be shown go to a second sheet.

           11. Enter the pole or pedestal number that is at the far end of the section of cable being tested.

           12. Enter the result of the VOLT-OHM meter test as good or fail.

           13. Enter the actual date the test was performed.

           14. Place the name of the person performing the test.



6.0  END TO END OTDR TRACES

6.01 Although traces are not an actual acceptance test, OTDR traces are required final documents. A trace will be taken of each fiber from both directions. These will serve as a permanent base line record for each fiber. The traces show the fiber attenuation, splice loss, location of splices and overall length. A trace of each individual fiber is required.

6.02 OTDR traces are to be maintained as permanent record in each central office in which the cable appears, the work order file and with the restoration kit. This information is invaluable in the event of restoration and is required in the SRP290-630-610, Fiber Optic Emergency Restoration Guidelines.

6.03 The OTDR will be connected to each fiber through the patch panel. Consult the operator's manual for instructions. Each fiber trace should also indicate the location from which the trace was made and the number of the fiber.

6.04 The fact that OTDR traces were made is recorded on the acceptance form as indicated in Attachment II.

     15. Enter the central office where the OTDR is located during the test.

     16. Enter the date the traces were made.

     17. Enter the central office where the OTDR is located to perform the traces for the direction opposite to that shown in block 15.

     18. Enter the date the traces were made.


7.0 END TO END POWER METER READING

7.01 The end to end loss of the fiber is the deciding factor in fiber optic cable acceptance. This tests evaluates both the fiber and splices. The loss associated with individual splices is not a specific function of acceptance testing.

7.02 To accomplish the end-to-end loss test, a power meter and light source are used to determine the actual attenuation of the fiber and splices over its entire length. The source of the light can be the multiplexed equipment or a separate light source. Operator's manuals should be consulted for specific instructions.

7.03 To perform this test a known quantity of light is introduced into the fiber with a light source. This is determined by using the power meter to read the out put of the light source. The fiber is then connected to the light source. The amount of light reaching the far end is then read with the same power meter. The known source light figure is then subtracted from the reading taken at the far end with the power meter. The difference is the actual loss incurred in the entire length. All of the fibers will be tested.

7.04 This process is then repeated in the opposite direction. It is not unusual for readings taken from one direction to differ from readings taken in the opposite direction.

7.05 Compare the estimated loss on the loss budget provided by engineering to the results of the test. If the figures are within 10% plus or minus, the cable is acceptable. If a greater difference is found the transmission engineer should be informed of the discrepancy. The cable will not be considered as accepted until the discrepancy is explained. The loss of the fiber and splices combined determine the acceptability of the cable.

7.06 The end-to-end power meter loss test results will be recorded as indicated on Attachment II.

     19. Enter the central office or location were the light source is located.

     20. Enter the central office or location that is the far end of the cable being tested.

     21. Enter the number of the fiber. If a fiber cable is being tested that is larger than 16 fibers a second sheet is required.

     22. Enter the db reading of the light source. This should be a constant for all the fibers tested from that location at that time.

     23.   Enter the power meter reading at the far end.

     24. Enter the result of subtracting the source light from the end reading.

     Blocks 25 through 30 reflect the similar information as 19 through 24 but with readings from the opposite direction. This permits directional comparison of the same fiber.

     31.   The engineer indicates the cable as being accepted or rejected.

     32.   Enter the date of the final acceptance.

     33.   Enter the name of the engineer accepting or rejecting the cable.

     34. Enter the name of the representative of construction who jointly performed the tests.

7.07 The completed form is to be maintained in each central office in which the cable appears, the work order folder and with the restoration kit.

8.0  FORMS REPRODUCTION

8.01 Working copies of the Fiber Optic Acceptance forms for fiber optic cable testing are shown in Attachment I and should be reproduced.

                               FIBER OPTIC CABLE

WORK ORDER:______                                         TYPE/SIZE CABLE:______
  EXCHANGE:______                                                SHEET____OF____

                             ARMOR TO GROUND TEST
--------------------------------------------------------------------------------
    Location               Location               Results        Date      By
      From                    To
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ARMOR BOND CONTINUITY TEST
--------------------------------------------------------------------------------
    Location               Location               Results        Date      By
      From                    To
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            END TO END OTDR TRACES
--------------------------------------------------------------------------------
Location:                 Date                  Location:           Date
--------------------------------------------------------------------------------
                          END TO END POWER METER TEST
--------------------------------------------------------------------------------
From:             To:                     From:      To:
--------------------------------------------------------------------------------
   Fiber     Source     End     db         Fiber     Source     End     db
     #        Light   Reading  Loss          #        Light   Reading  Loss
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The cable shown on this sheet was tested as indicated and was ACCEPTED/REJECTED. Date__________________ ENGINEER__________________ CONSTRUCTION________________

                                 ATTACHMENT I

                               FIBER OPTIC CABLE

WORK ORDER:__1___                                         TYPE/SIZE CABLE:___2__
  EXCHANGE:__3___                                                SHEET_4__OF__4_

                             ARMOR TO GROUND TEST
--------------------------------------------------------------------------------
    Location               Location               Results        Date      By
      From                    To
--------------------------------------------------------------------------------
       5                       6                     7             8        9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ARMOR BOND CONTINUITY TEST
--------------------------------------------------------------------------------
    Location               Location               Results        Date      By
      From                    To
--------------------------------------------------------------------------------
       10                     11                     12           13       14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            END TO END OTDR TRACES
--------------------------------------------------------------------------------
Location:  15             Date:  16             Location:  17       Date:  18
--------------------------------------------------------------------------------
                          END TO END POWER METER TEST
--------------------------------------------------------------------------------
From:  19         To:  20                         From:   25     To:   26
--------------------------------------------------------------------------------
   Fiber     Source     End     db         Fiber     Source     End     db
     #        Light   Reading  Loss          #        Light   Reading  Loss
--------------------------------------------------------------------------------
    21         22        23     24           27        28        29     30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The cable shown on this sheet was tested as indicated and was ACCEPTED/REJECTED. 31
Date______32__________ ENGINEER_______33_________ CONSTRUCTION_______34_______

                                 ATTACHMENT II

ALLTEL EXHIBIT  4  AS-BUILT FIBER DOCUMENTATION
              -----
                   SPECIFICATIONS

CONTENTS             PARAGRAPH        CONTENTS            PARAGRAPH
--------             ---------        --------            ---------
 GENERAL             1.0         FACILITIES DRAWINGS      3.0
 BASIC INFORMATION   2.0         TESTING AND ACCEPTANCE   4.0
                                 DOCUMENTS


1.0 GENERAL

1.01 The following specifications define the minium requirements for as-built documentation. Documentation will be exchanged by IFN and ALLTEL for their respective fiber facilities. These documents will be combined with the acceptance testing forms and any other pertinent information to serve as the source data during a restoration. Without accurate and detailed records of the plant as it was built, restoration activities will be greatly hampered.

2.0 BASIC INFORMATION

2.01 Basic as-built information will include the date of placement, size, type and manufacture of the fiber cable. Included with this will be the cable manufacture's reel test and all other acceptance test results.

3.0 FACILITIES DRAWINGS

3.01 Facility drawings will show the actual route, location and depth of the fiber cable as constructed. Details are to include road names, splice points, road crossings, conduit, sequential readings of the cable and any other specifics that will assist in any restoration activity.

4.0 TESTING AND ACCEPTANCE DOCUMENTS

4.01 Test and Acceptance Documents will include bi-directional OTDR traces and power meter readings, both at 1310 NM and 1550 NM, for each fiber.

ALLTEL EXHIBIT   5   OPERATIONS SPECIFICATIONS
               -----


CONTENTS            SECTION
--------            -------
 GENERAL             1.0
 OPERATIONS

                        SECTION ONE GENERAL OPERATIONS
                        ------------------------------

1.1  CRAFTSMAN TRAINING

1.2  ALARM REPORTING

1.3  RESTORATION PROCEDURES

1.4  EMERGENCY RESTORATION



1.1  CRAFTSMAN TRAINING

All craftsmen will be properly trained to handle and work with fiber optic cable.

I. Outside Plant Construction personnel will receive training that details the following areas:

     A. Minimum bend radius for various sizes of armored (metallic shield) and non-armored (dielectric) fiber optic cables.

     B.  Maximum pulling tension for armored and non-armored fiber optic cables.

     C. Proper methods of placing buried, underground and aerial fiber optic cables.

II. Fiber optic splicing, repair, acceptance, and maintenance personnel will be trained in the following areas:

     A.  Handling and splice preparation of fiber optic cables and pigtails.

     B.  Closure and organizer installation.

     C. Fusion splicing and/or mechanical splicing connectors (emergency restoration).

     D.    Operation of OTDR and power meters.

III. Outside plant span acceptance will require making permanent documentation from OTDR readings and completing end-to-end attenuation measurements:

     A. Create permanent records of span performance by printing hard copies of OTDR traces (footprints) or by entering OTDR data into an auxiliary personal computing program.

     B. Demonstrate the ability to properly complete end-to-end attenuation measurements using 1310nm and 1550mn wavelength sources and power meters.

1.2  ALARM REPORTING

1. Alarms from all ALLTEL locations will be received in the ALLTEL Operations Center (AOC). The alarms will be sent via alarm sending devices from each site to the AOC.

2. Each alarm occurrence will be logged by the AOC duty technician. He or she will verify the alarm and initiate contact with the appropriate maintenance personnel. The AOC personnel will coordinate repair activity and assist the maintenance people as needed.

3. The ALLTEL Operation Center will keep management informed as to the status of the repair work that is service affecting and estimated completion time.

4. Upon resolution of the alarm condition, the AOC technician will then complete the Trouble/Alarm Report.

5.   The AOC will complete a Service Affecting Trouble Log.

6. An escalation list for all ALLTEL maintenance personnel will be kept in the AOC.


1.3  RESTORATION PROCEDURES

The following procedures will be followed when a fiber optic cable has been severed. Proposed restoration objective is six (6) hours.

1. The cable maintenance technicians should immediately obtain all necessary equipment and materials required to repair a cable cut from restoration stores and should report with those items as quickly as possible to the electronics equipment site nearest the suspected cable cut.

2. The Duty Man should obtain all necessary test equipment, including Optical Time Domain Reflectometer (OTDR), Optical Power Meter, and should report (in a 2-way radio or mobile telephone equipped vehicle) to the electronics site.

3. Through on-site analysis of the local alarms displayed on the equipment at each site, the Duty Men are to confirm whether a cable cut has taken place. If a cable cut has not occurred, the cable maintenance personnel should be released and the Duty Men should take whatever action is required to correct the trouble, keeping their AOC informed at all times. If a cable cut has taken place, the Duty Men should coordinate their efforts to do the following:

     A.    Dispatch cable maintenance personnel (from each company if two
                                                      ----
           companies are involved) to ride the cable route in an effort to physically locate the point of the cable cut.

     B. Alert the AOC that a cable cut has occurred and provide expected restoration time.

     C. The AOC will notify ALLTEL and IFN management that a cable cut has occurred.

     D.    Disconnect from the electronics equipment (at both sites) all fibers
                                                         ----
           associated with the cut cable.

     E. Connect the OTDR to one of the transmit fibers at one location to scan the fiber to determine the approximate distance to the cable
                                                       --------
           cut.

     F.    Using the distance obtained above, consult the as-built drawings kept
                                                                           ----
           on hand at that site to geographically locate the cut.
           --------------------    --------------

     G. If an OTDR is available at the equipment location on the other side of the cable cut, the Duty Man at that locations should also scan a transmit fiber to obtain a distance to the cable cut and should consult the as-built drawing file at his site to determine the geographic location of the cable cut. The information obtained at both sites should be compared to verify that the geographic location of the cable cut has been obtained with reasonable accuracy.

     H. Notify the cable maintenance personnel via 2-way radio or mobile telephone of the approximate location of he cable cut as obtained from the OTDR scan(s). If the cable personnel have not already located the cable cut, these personnel should immediately report to that location. If two companies are involved, both companies'
                                                         ----
           personnel should report to that location and the "non-owner's crew" should assist the "owner's crew" as needed.

4. The cable maintenance personnel should determine what caused the cable cut and should note the name and address of the responsible party if the damage is not due to "natural causes". This information should be provided to the AOC which will be forwarded to ALLTEL management, after the system has been
                                                       -----
     returned to service.

5. It is important that communication be maintained between the cable maintenance personnel and at least one of the electronics sites on either side of the cable cut. This communication will be necessary to coordinate cable restoration and to conduct tests necessary to minimize splicing losses. It is possible that an individual may be required to man the maintenance radio base station of the company involved. This individual may be called upon to relay information obtained via 2-way radio or mobile telephone communications from the cable maintenance personnel to the Duty Man (or men) via land-line communications. The decision to assign a man to the radio base station is left to the judgment of each company's Maintenance Supervisor and/or Duty Man.

6. It is the responsibility of the network control center to keep ALLTEL management and others informed of the ongoing status of the restoration effort.

7. The cable maintenance personnel are to access the cable at the site of the cut and are to follow prescribed procedures to restore the cable. The transmit and receive fibers for the primary fiber pair should be restored first so that the system can be returned to service. The transmit and receive fibers of the standby pair should be restored next. This approach should minimize service outage time.

8. While cable splicing is in progress, the output power levels for each transmit fiber should be measured with an Optical Power meter and then recorded. These readings should be made at each electronic site on either side of the cable break. As each fiber is restored, the receive power level should be measured with an Optical Power Meter and again recorded. The fiber loss derived from the above reading can then be compared to existing site records to assure that cable restoration has not resulted in unacceptable system operational levels.

9. When service has been restored, the AOC will immediately notify ALLTEL, and Interstate FiberNet.

10. The AOC, will insure that all alarms at all sites affected by the cable cut have been returned to their normal condition and that the overall system, from terminal to terminal, has been returned to normal service.

11. After all restoration splicing is complete, the supervisor of the cable maintenance crew is to update the as-built drawings to indicate all technical information associated with the cable cut. This information should be forwarded to the AOC.

12. All materials and supplies used during our restoration will be replaced as soon as possible.

1.4 EMERGENCY RESTORATION

I The ALLTEL Operation Center maintains and up-to-date emergency restoration call out list and escalation list.

     A.  The AOC will monitor alarms 24 hours a day, 7 days a week.

     B.  The AOC provides a single point of contact for emergency restoration.

     C. An up-to-date list of trained repair supervisors and craftsmen are kept in the AOC.

         1. This list will prioritize the supervisor and craftsmen to be called first.

         2.  This list will also identify repair areas or exchanges and the supervisors/craftsmen responsible for those locations.

II. Trained supervisors/craftsmen and emergency restoration equipment will be strategically located along the fiber route to enhance faster system restoration.

     A. Appropriate vehicles and repair/restoration equipment are strategically located along the route.

     B. Sufficient amounts of equipment will be located strategically along the route.

III. Emergency restoration cable coils will be prepared in advance and pre-established quantities of cable will be stored to handle extreme emergency situations.

     A. Emergency restoration coils of not less than 100 meters in length and equipped with organizers and closures will be used for primary restoration.

     B. Quantities of fiber cable of sufficient size and length will be maintained, as repair stock, to cover section replacements that are longer than previously prepared emergency restoration coils.

IV. When emergency restoration splicing is completed with mechanical splicing connectors, the following are recommendations that should be considered when selecting a mechanical splice connector.

     A. The connector should consistently make low loss splices of 0.5 db or less.

V. Permanent repairs will be completed as soon as possible and will normally begin immediately following emergency restoration.

     A. Following the permanent repairs, maintenance personnel will complete an outside plant system span test.

           1. End-to-end attenuation measurements of each fiber will be completed in both directions from FDP (Fiber Distribution Panel) to FDP at either 1310nm and/or 1550nm wavelengths.

ALLTEL EXHIBIT  6  SITE POWER SPECIFICATIONS
               ---

CONTENTS                 PARAGRAPH                CONTENTS
--------                 ---------                --------
GENERAL                    1.0           SPECIFIC POWER                2.0
                                         REQUIREMENTS


1.0  GENERAL

1.01 The following specifies the minimum power and grounding requirements that will be provided at all building facilities where shared facilities occur. The owner of the building facility will have the responsibility to provide the powering and grounding for the building.

2.0  SPECIFIC POWER REQUIREMENTS

2.01 AC power will include transfer switch, circuit breakers and auxiliary power inlet.

2.02 DC power supply will have a minimum output sufficient to meet of the fiber optic, switching and environmental needs, 30.0 AMPS or 60 AMPS typical.

2.03 Battery Backup with a minimum backup time of 5 hours.

2.04 Auxiliary Power generator will have a minimum output sufficient to meet the fiber optic, switching and environmental needs.

2.05 Auxiliary power receptacle, if required, will be Hubbel twist lock 2715 or equivalent if 30 AMP or Hubble 460B12W or equivalent if 60 AMP.

2.06 Access to an independent 5 ohm ground.

2.07 The master ground bar will segregate surge producers from non-isolated and isolated equipment.

2.08 An independent 5 ohm single point ground will be provided.

2.09 Buildings should not be in close proximity of any tower prone to attract lighting or in a ground fault zone.

ALLTEL EXHIBIT  7  MINIMUM REGENERATOR/AMPLIFIER HOUSING SPECIFICATIONS
               ---
CONTENTS                           PARAGRAPH
--------                           ---------

SPECIFICATIONS FOR  1.0
BUILDINGS


1.0 SPECIFICATIONS FOR BUILDINGS

1.01 The building will provide physical and environmental protection for fiber terminal electronics, associated power equipment and fiber splicing facilities. Separated and diverse cable entry will be provided if possible. A vault or space will be provided near the cable entrance for splicing outside plant cable to cable suitable for interior use. Racking or runways will provide safe cable routing from the transition area to the equipment bays. Floor space will be sufficient to provide a minimum of five (5) standard 23" X 7' equipment racks in locations specified in article X, paragraph 10.5 and 10.6. Batteries, sump pumps, redundant air conditioning, emergency lighting and alarm systems will be provided. Reserve time on batteries will be a minimum of 5 hours based on equipment demands. The alarm systems will provide alarms for intrusion, high water, smoke, toxic and explosive gases. The AC power distribution system will include a transfer switch and auxiliary power inlet. Emergency power generators will have a minimum output sufficient to meet the needs of the existing fiber optic and switching equipment in addition to heating, air conditioning and emergency lighting. Auxiliary power receptacle, if required, will be Hubbel twist lock 2715 or equivalent if 30 AMP or Hubbel 460B12W or equivalent if 60 AMP. An independent 5 ohm single point ground will be provided. The master ground bar will segregate surge producers from non-isolated and isolated equipment. The building will meet or exceed the structural requirements necessary to withstand earthquake conditions for zone 1.

                              IFN FIBER FACILITY
                               EXHIBIT 8: PAGE 1

[A MAP OF THE STATE OF GEORGIA DEPICTING CERTAIN POINTS ALONG THE IFN FIBER OPTIC ROUTE APPEARS HERE]

--------------------------------------------------------------------------------

[LOGO OF INTERSTATE FIBERNET APPEARS HERE]

--------------------------------------------------------------------------------

[A GRAPHIC DEPICTING CERTAIN TECHNICAL INFORMATION RELATING TO THE ROME TO ATLANTA PORTION OF THE FIBER OPTIC ROUTE APPEARS HERE]

                     ROME TO ATLANTA (HILL ST.) SoCo fiber
                             (FOR ALLTEL CONTRACT)
                               EXHIBIT 8; PAGE 2

--------------------------------------------------------------------------------

[LOGO OF INTERSTATE FIBERNET
       APPEARS HERE]

--------------------------------------------------------------------------------

[A GRAPHIC DEPICTING CERTAIN TECHNICAL INFORMATION RELATING TO THE ATLANTA PORTION OF THE IFN FIBER OPTIC ROUTE APPEARS HERE]

                 ATLANTA (HILL ST. / 55 PARK PLACE) IFN fiber
                             (FOR ALLTEL CONTRACT)
                               EXHIBIT 8; PAGE 3

--------------------------------------------------------------------------------

[LOGO OF INTERSTATE FIBERNET
      APPEARS HERE]

--------------------------------------------------------------------------------

[A GRAPHIC DEPICTING CERTAIN TECHNICAL INFORMATION RELATING TO THE OLD WINDER-UNION POINT PORTION OF THE FIBER OPTIC ROUTE APPEARS HERE]

               OLD WINDER-UNION POINT (SPLICE POINT) SoCo fiber
                              FOR ALLTEL CONTRACT
                               EXHIBIT 8; PAGE 4

--------------------------------------------------------------------------------

[LOGO OF INTERSTATE FIBERNET APPEARS HERE]

--------------------------------------------------------------------------------

IFN EXHIBIT 9 SPECIFICATION SUMMARY FOR AERIAL,
           ---
              BURIED AND UNDERGROUND FIBER OPTIC CABLE

CONTENTS               PARAGRAPH              CONTENTS               PARAGRAPH
--------               ---------              --------               ---------

 GENERAL               1.0                PLACEMENT OF AERIAL CABLE  5.0

 GLASS FIBER           2.0                PLACEMENT OF DIRECT        6.0
 SPECIFICATIONS                           BURIED CABLE

 BASIC SPLICING        3.0                PLACEMENT OF               7.0
 PROCEDURES                               UNDERGROUND DUCT CABLE

 CABLE                 4.0                CABLES ENTERING BUILDINGS  8.0
 SPECIFICATIONS



1.0 GENERAL

1.01 This document will provide direction and standardization in splicing procedures for fiber optic cable. All construction will be done in strict compliance with the 1996 National Electrical Safety Code and all other federal, state and local regulations.

1.02 This exhibit sets forth general principles of fiber optic cable construction, and incorporates comprehensive details and specifications concerning fiber optic cable construction contained the following practices:
ASP (ALLTEL System Practice) 290-350-456, ASP 290-350-455, ASP 290-400-605, ASP
290-500-400, ASP 540-850-005, ASP 540-850-010, ASP 540-850-015, SRP (Southern
Region Practice) 290-630-610 and SRP 93-2020.

2.0 GLASS FIBER SPECIFICATIONS

2.01 All glass fiber used in any fiber optic cable will adhere to the following specifications. Specific circumstances may necessitate a variance from these perimeters. In these instances a case by case evaluation will be made.

            1.  Single mode fiber
            2.  8.3 micron core nominal
            3.  Cladding diameter 125 +/- 2 micron
            4.  Coated diameter 250 +/- 15 micron
            5.  Core eccentricity not more than 1.0 micron

           6. Dispersion not to exceed 2.6 psec/nm-km @ 1310nm and typically less than 1 psec/nm-km @ 1550 nm.

           7. Attenuation per fiber not to exceed 0.40db/Km @ 1310 nm 0.30db/Km @ 1500 nm.

2.02 Copies of the manufacture's test results are to be retained and become part of the as-built documentation.

3.0  BASIC SPLICING PROCEDURES

3.01 Each fiber will be tested at each splice and the results recorded on the form provided in Attachment I of Exhibit 3 . These forms will become part of the
                                        ---
as built documentation.

3.02 Splice cases will be standard manufactured Preformed stainless steel Fiberlign or injection-molded Coyote splice cases. Splice cases will be installed in accordance with the manufacture's recommended procedures. All splices will be protected fusion splices.

3.03 When the cable sheath contain armor, each sheath will be bonded to a #6 insulated ground wire. Each sheath will be isolated from the others sheaths and the splice case. The #6 insulated ground wires will be connected to a driven ground rod that has a ground resistance reading of not more than 25 ohms.

3.04 Standard procedure for aerial or buried plant requires all splice cases to be at ground level in a Reltec OPFOBD7 cabinet. The cabinet will also contain storage for approximately 100' of cable. The stored cable will permit the case to be relocated to an environmentally controlled area for splicing.

3.05 In location where ground level facilities are not permitted, subsurface splices vaults will be placed. The vaults must permit ready access to the splice case. This vault will also provide storage for cable which will permit the splice case to be relocated to an environmentally controlled area for splicing operations. Direct buried splices are not to be placed without approval of management.

4.0  CABLE SPECIFICATIONS:

4.01 Fiber optic cable for aerial, buried or underground construction will be single mode standard production cable, with a high or medium density polyethylene jacket. All cable will be filled or contain a water blocking compound. The fibers will be color coded with industry standard colors. The cable may be loose tube, central tube or ribbon type constructed. Armored cable will contain an overlapping coated steel armor. Metallic strength members are acceptable only in armored cable.

5.0  PLACEMENT OF AERIAL CABLE

5.01. Aerial splices will be brought down the pole and placed in a BPFOBD7 cabinet. If the cable sheath contains any metallic member it will be bonded to a #6 ground wire and connected to a driven ground rod. Sufficient cable will be stored in the cabinet to allow the splice to be relocated to an environmentally controlled area for slicing.

5.02 A 3" drip loop will be placed in the fiber cable at each pole. Attached to the cable at the drip loop will be an identification tag stating the owner of the cable.

6.0 PLACEMENT OF DIRECT BURIED CABLE

6.01 Splices in direct buried plant will be brought to the surface and placed in a BPFOBD7 cabinet. The armor and any metallic member in each sheath will be bonded to an insulated #6 ground wire and connected to a driven ground rod in the cabinet. Each sheath will be isolated from the others sheaths and the splice case. The #6 insulated ground wires will be connected to a driven ground rod that has a ground resistance reading of not more than 25 ohms. Sufficient cable will be stored in the cabinet to allow the splice to be relocated to an environmentally controlled area for splicing.

6.02 The buried cable will be placed at a minimum depth of 36" measured from the top of the cable to the surface of the ground. Buried warning tape is to be placed at a depth of 18" to 24" below grade at the time of construction.

6.03 Warning signs will be located along the route, culverts and at road crossings. Signs will be placed at approximately quarter mile intervals and at other locations that are susceptible to excavation. Signs are to be tubular in design, providing 360 degrees visibility, and display the 1-800 call before you dig telephone number.

7.0 PLACEMENT OF UNDERGROUND DUCT CABLE

7.01 Cable may be placed in duct by pulling or blowing the cable into the duct. At no time should the pull on cable being placed in the duct exceed the recommended tensile load rating of the manufacturer, typically 600 pounds.

7.02 Cable placed in manholes will wrap the hole a minimum of two times to provide slack for restoration. The cable will be identified with a tag in each hole.

7.03 Splice cases located in manholes will be securely mounted on the cable racking and identified. Sufficient cable will be stored in the manhole to allow the splice to be relocated to an environmentally controlled area for spicing.

8.0 CABLES ENTERING BUILDINGS

8.01 Cables entering buildings will have two separate entrances where ever possible. The intent is to promote diverse routing at every opportunity.

8.02 The armor and any metallic members of any cable entering a building will be severed and bonded with a #6 insulated ground wire at the first opportunity upon entering the building. This will normally occur at the point the outside plant cables are spliced to the inside cables. This can be a splice case or a splice cabinet. The #6 ground wire will be bonded to the hot side of the single point MGN bar. Cables that do not contain metal and therefore do not require isolation and grounding should be identified as non-metallic.

             IFN EXHIBIT 10 FIBER SPLICING, TESTING AND ACCEPTANCE
                         --


CONTENTS                    PARAGRAPH    CONTENTS                      PARAGRAPH
--------                    ---------    --------                      ---------
GENERAL                          1.0     ARMOR BOND CONTINUITY TEST         5.0

GENERAL SPLICING                 2.0     END TO END OTDR TRACES             6.0
SPECIFICATIONS

FIBER OPTIC CABLE                3.0     END TO END POWER METER READING     7.0
ACCEPTANCE-GENERAL

ARMOR TO GROUND TEST             4.0     FORMS REPRODUCTION                 8.0


1.0 GENERAL

1.01 This practice will provide direction and standardization in splicing and acceptance of fiber optic cable. This practice sets the minimum standard tests that are to be performed during construction, acceptance and restoration. It does not limit testing to these tests if there is reason to suspect the presence of a condition that would render a cable unserviceable.

1.02 The procedures are applicable to all aerial, buried, or underground fiber optic cable. These procedure will be the standard for the acceptance. All fiber optic cable, regardless of length, will pass the tests prescribed in this practice.

1.03 This practice also describes the tests that are required on existing cable that is being considered as feeder for digital loop carrier.

1.04 The performance of the tests and the recording of the test data will be the responsibility of the engineering department. If independent contractors are used for construction the engineer and a representative of the contractor will perform the test jointly. The results of the tests will be recorded on the appropriate Southern Region Cable Acceptance form. The acceptance for fiber optic cable is shown in Attachment I.

2.0 GENERAL SPLICING SPECIFICATIONS

2.01 All construction splicing will be protected fusion splices and all test results will be recorded. Individual splices should be evaluated with the OTDR during the actual splicing phase of the project. No splice should have a loss of more than .1db. If .1db loss is not obtained after three (3) attempts, the splice may exceed the .1db loss requirement but is not to exceed .5db. The engineer is to be consulted if more than .5db occurs. High losses can be the result of core mismatch, poor core concentricity or irregular core shape. These conditions are not likely to be corrected with repeated attempts at splicing. This condition is exceptional and should occur infrequently and only on single fibers in the slice. If difficulty is experienced in obtaining splices of .1db or less on all but an exceptional fiber, procedural or mechanical causes are to be suspected.

2.02 The splicing of different manufacturer's fiber can also result in difficulty in obtaining low loss splices. This is the result of inherent difference in the glass of the fiber. If this occurs, all of the fibers in the splice are usually affected. For this reason it is suggested not to mix cable from different manufacturers if possible.

2.03 Protected fusion splices are the first choice for restoration splicing. Mechanical splices may be utilized only for temporary restoration purposes when fusion capabilities are not available. All mechanical splices will be replaced with protected fusion splices as soon as practical.

2.04 When circumstances do require the use of mechanical splices the splice loss will not exceed .20 db insertion loss with a minimum reflective loss not less than 35.0 db.


3.0 OPTIC CABLE ACCEPTANCE-GENERAL

3.01 Fiber optic cable will pass the following acceptance test prior to being accepted and placed in service. Fiber optic cable has no length exceptions and all new cable will be tested. The test results will be recorded on the Southern Region Cable Acceptance-Fiber Optic form shown in Attachment I.


3.02 REQUIRED FIBER OPTIC CABLE TEST

        Armor to ground
        Armor bond continuity
        End to end OTDR traces
        End to end power meter reading


4.0 ARMOR TO GROUND TEST

4.01 The armor to ground test for buried fiber optic cable will be performed using a megohmmeter in a similar manner to that described for the shield to ground test used on copper cable. A value of 161,000 ohm-kilometer should be considered the minimum acceptable value of the armor ground resistance.

4.02 For example, at 161,000 ohms per kilometer, for a 6KM (3.7 mile) fiber cable would be estimated at approximately 26,883 ohms. This is calculated by dividing 161,000 ohms by 6KM, the length for the estimated ohms resistance.

4.03 To obtain the actual value for the cable, the actual test set reading is multiplied by length of the cable. This value is then compared to the estimate to determine the acceptability of the cable. The actual results must exceed the estimated value.

4.04 The intent of testing the armor in the fiber cable is to ensure no damage was incurred during placement. If sheath damage did occur during placement the testing will show a ground fault.

4.05 To record the results of the armor to ground test the following information is entered as shown in Attachment II. Enter N.A. if the cable is nonmetallic.

     1. Enter the work order number authorizing the cable construction.

     2. Enter the type, manufacture and number of fibers of the cable being tested.

     3. Enter the exchange the cable is located.

     4. Enter the number of sheets needed to record the test data.

     5. Enter the pole or pedestal number where the test equipment is located to perform the test. If more sections of cable are tested than can be shown, go to a second sheet.

     6. Enter the pole or pedestal number that is at the far end of the section of cable being tested.

     7. The megohms reading is entered in block number 7.

     8. Enter the actual date the test was performed.

     9. The name of the person performing the test is entered in block 9.

5.0  ARMOR BOND CONTINUITY TEST

5.01 The armor bond continuity test will be performed after the cable is in place and all splices are complete. In testing the armor bond continuity in fiber optic cable a VOLT-OHM meter will be used to read the resistance of the armor and check for opens.

5.02 To perform this test the far end of the cable armor is to be grounded. The near end will be isolated. Place the positive lead from the VOLT-OHM meter on the armor. The common lead is then grounded. The resulting reading should show very low resistance. Typical results for fiber cable are 33.6 ohms per KM for cable constructed with only metallic armor. If the cable also contains metallic strength members embedded in the sheath a resistance figure of 21.5 ohms per KM should be used. The actual reading will depend on the length of the cable.

5.03 To ensure the full length of the cable is being read, a second reading is taken with the far end ground isolated. The result should show an open, indicating that the ground that was read the first time was the far end ground.

5.04 If a fiber optic cable is made up of sections of armored and dielectric cable each of section of armored will need to be tested individually.

5.05 To record the results of the armor bond continuity test enter the following information in blocks 10 through 14 as indicated in Attachment II. Dielectric cable will be indicated with N.A.

     10. Enter the pole or pedestal number where the test equipment is located while performing the test. If more sections of cable are tested than can be shown go to a second sheet.

     11. Enter the pole or pedestal number that is at the far end of the section of cable being tested.

     12. Enter the result of the VOLT-OHM meter test as good or fail

     13. Enter the actual date the test was performed.

     14. Place the name of the person performing the test.

6.0  END TO END OTDR TRACES

6.01 Although traces are not an actual acceptance test, OTDR traces are required final documents. A trace will be taken of each fiber from both directions. These will serve as a permanent base line record for each fiber. The traces show the fiber attenuation, splice loss, location of splices and overall length. A trace of each individual fiber is required.

6.02 OTDR traces are to be maintained as permanent record in each central office in which the cable appears, the work order file and with the restoration kit. This information is invaluable in the event of restoration and is required in the SRP 290-630-610, Fiber Optic Emergency Restoration Guidelines.

6.03 The OTDR will be connected to each fiber through the patch panel. Consult the operator's manual for instructions. Each fiber trace should also indicate the location from which the trace was made and the number of the fiber.

6.04 The fact that OTDR traces were made is recorded on the acceptance form as indicated in Attachment II.

     15. Enter the central office where the OTDR is located during the test.

     16. Enter the date the traces were made.

     17. Enter the central office where the OTDR is located to perform the traces for the direction opposite to that shown in block 15.

     18. Enter the date the traces were made.


7.0  END TO END POWER METER READING

7.01 The end to end loss of the fiber is the deciding factor in fiber optic cable acceptance. This test evaluates both the fiber and splices. The loss associated with individual splices is not a specific function of acceptance testing.

7.02 To accomplish the end-to-end loss test, a power meter and light source are used to determine the actual attenuation of the fiber and splices over its entire length. The source of the light can be the multiplexed equipment or a separate light source. Operator's manuals should be consulted for specific instructions.

7.03 To perform this test a known quantity of light is introduced into the fiber with a light source. This is determined by using the power meter to read the output of the light source. The fiber is then connected to the light source. The amount of light reaching the far end is then read with the same power meter. The known source light figure is then subtracted from the reading taken at the far end with the power meter. The difference is the actual loss incurred in the entire length. All of the fibers will be tested.

7.04 This process is then repeated in the opposite direction. It is not unusual for readings taken from one direction to differ from readings taken in the opposite direction.

7.05 Compare the estimated loss on the loss budget provided by engineering to the results of the test. If the figures are within 10% plus or minus, the cable is acceptable. If a greater difference is found the transmission engineer should be informed of the discrepancy. The cable will not be considered as accepted until the discrepancy is explained. The loss of the fiber and splices combined determine the acceptability of the cable.

7.06 The end-to-end power meter less test results will be recorded as indicated on Attachment II.

        19. Enter the central office or location were the light source is located.

        20. Enter the central office or location that is the far end of the cable being tested.

        21. Enter the number of the fiber. If a fiber cable is being tested that is larger than 16 fibers a second sheet is required.

        22. Enter the db reading of the light source. This should be a constant for all the fiber tested from that location at that time.

        23. Enter the power meter reading at the far end.

        24. Enter the result of subtracting the source light from the end reading.

        Blocks 25 through 30 reflect the similar information as 19 through 24 but with readings from the opposite direction. This permits directional comparison of the same fiber.

        31. The engineer indicates the cable as being accepted or rejected.

        32. Enter the date of the final acceptance.

        33. Enter the name of the engineer accepting or rejecting the cable.

        34. Enter the name of the representative of construction who jointly performed the tests.

7.07 The completed form is to be maintained in each central office in which the cable appears, the work order folder and with the restoration kit.

8.0 FORMS REPRODUCTION

8.01 Working copies of the Fiber Optic Acceptance forms for fiber optic cable testing are shown in Attachment I and should be reproduced.

                               FIBER OPTIC CABLE
WORK ORDER:                                                TYPE/SIZE CABLE:
           -----                                                           -----
  EXCHANGE:                                                        SHEET   OF
           -----                                                        ---  ---

                             ARMOR TO GROUND TEST
--------------------------------------------------------------------------------
    Location           Location             Results        Date        By
      From                To
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                          ARMOR BOND CONTINUITY TEST
--------------------------------------------------------------------------------
    Location          Location             Results        Date        By
      From                To
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            END TO END OTDR TRACES
--------------------------------------------------------------------------------
    Location:          Date                 Location:      Date
--------------------------------------------------------------------------------


                          END TO END POWER METER TEST
--------------------------------------------------------------------------------
    From:        To:                          From:        To:
--------------------------------------------------------------------------------
      Fiber    Source    End        db         Fiber    Source    End     db
        #       Light  Reading     Loss          #       Light  Reading  Loss
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The cable shown on this sheet was tested as indicated and was ACCEPTED/REJECTED.
DATE       ENGINEER          CONSTRUCTION
    -------        ----------            ----------------

                                 ATTACHMENT I

                               FIBER OPTIC CABLE

WORK ORDER:__1___                                         TYPE/SIZE CABLE:__2___
  EXCHANGE:__3___                                                SHEET_4__OF_4__

                             ARMOR TO GROUND TEST
--------------------------------------------------------------------------------
    Location               Location               Results        Date      By
      From                    To
--------------------------------------------------------------------------------
       5                      6                      7            8         9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ARMOR BOND CONTINUITY TEST
--------------------------------------------------------------------------------
    Location               Location               Results        Date      By
      From                    To
--------------------------------------------------------------------------------
       10                     11                     12            13      14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            END TO END OTDR TRACES
--------------------------------------------------------------------------------
Location:  15             Date:  16             Location:  17       Date:  18
--------------------------------------------------------------------------------

                          END TO END POWER METER TEST
--------------------------------------------------------------------------------
From:  19         To:   20               From: 25    To: 26
--------------------------------------------------------------------------------
   Fiber     Source     End     db         Fiber     Source     End     db
     #        Light   Reading  Loss          #        Light   Reading  Loss
--------------------------------------------------------------------------------
     21        22       23      24          27          28       29     30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The cable shown on this sheet was tested as indicated and was ACCEPTED/REJECTED. 31
Date____32____________ ENGINEER____33____________ CONSTRUCTION____34__________

                                 ATTACHMENT II

         IFN EXHIBIT  11  AS-BUILT FIBER DOCUMENTATION SPECIFICATIONS
                     ----


CONTENTS              PARAGRAPH        CONTENTS           PARAGRAPH
--------              ---------        --------           ---------
 GENERAL                1.0       FACILITIES DRAWINGS        3.0
 BASIC INFORMATION      2.0       TESTING AND ACCEPTANCE     4.0
                                  DOCUMENTS



1.0 GENERAL

1.01 The following specifications define the minimum requirements for as-built documentation. Documentation will be exchanged by IFN and ALLTEL for their respective fiber facilities. These documents will be combined with the acceptance testing forms and any other pertinent information to serve as the source data during a restoration. Without accurate and detailed records of the plant as it was built, restoration activities will be greatly hampered.

2.0 BASIC INFORMATION

2.01 Basic as-built information will include the date of placement, size, type and manufacture of the fiber cable. Included with this will be the cable manufacture's reel test and all other acceptance test results.

3.0 FACILITIES DRAWINGS

3.01 Facility drawings will show the actual route, location and depth of the fiber cable as constructed. Details are to include road names, splice points, road crossings, conduit, sequential readings of the cable and any other specifics that will assist in any restoration activity.

4.0 TESTING AND ACCEPTANCE DOCUMENTS

4.01 Test and Acceptance Documents will include bi-directional OTDR traces and power meter readings, both at 1310 NM and 1550 NM, for each fiber.

                   IFN EXHIBIT 12 OPERATIONS SPECIFICATIONS
                               --

CONTENTS              SECTION                CONTENTS           SECTION
--------              -------                --------           -------
 GENERAL OPERATIONS     1.0                MAINTENANCE            4.0

 MAINTENANCE            2.0                ATTACHMENTS            5.0

 ASSURED RELIABILITY    3.0


                        SECTION ONE GENERAL OPERATIONS


1.1   CRAFTSMAN TRAINING

1.2   ALARM REPORTING

1.3   CUSTOMER TROUBLE REPORTING

1.4   ACCESS ADMINISTRATION - IFN SITES

1.5   RESTORATION PROCEDURES

1.6   EMERGENCY RESTORATION

1.7   EMERGENCY POWER

1.8   CREDIT FOR OUTAGE PROCEDURES

1.9   ROUTINE MAINTENANCE - FIBER OPTIC PLANT


1.1   CRAFTSMAN TRAINING

All craftsmen will be properly trained to handle and work with fiber optic cable.


I. Outside Plant Construction personnel will receive training that details the following areas:

      A. Minimum bend radius for various sizes of armored (metallic shield) and non-armored (dielectric) fiber optic cables.

      B. Maximum pulling tension for armored and non-armored fiber optic cables.

      C. Proper methods of placing buried, underground and aerial fiber optic cables.

     II. Fiber optic splicing, repair, acceptance, and maintenance personnel will be certified in the following areas:


           A. Handling and splice preparation of fiber optic cables and pigtails.

           B.    Closure and organizer installation.

           C. Fusion splicing and/or mechanical splicing connectors (emergency restoration).

           D.    Operation of OTDR and power meters.

           E. Handling and identification of various pigtail and patch cord connectors.

     III. Certification for outside plant span acceptance and maintenance personnel will require making permanent documentation from OTDR readings and completing end-to-end attenuation measurements.

           A. Create permanent records of span performance by printing hard copies of DR traces (footprints) or by entering OTDR data into an auxiliary personal computing program.


           B. Demonstrate the ability to properly complete end-to-end attenuation measurements using 1310nm and 1550nm wavelength sources and power meters.

     IV. Initial certification will be completed before splicing begins. Additional certification on new products and procedures will be completed as required.

     1.2   ALARM REPORTING

     I. Alarms from all IFN equipment locations will be received in the IFN Network Operations Center (NOC). The alarms will be sent via alarm sending devices from each site to the NOC in West Point, GA. (Note:
           IFN will require IFB lines into each site).

     II. Each alarm occurrence will be logged by the NOC duty technician. He or she will verify the alarm and initiate contact with the appropriate maintenance personnel. The IFN NOC personnel will coordinate repair activity and assist the maintenance people as needed.

     III. The IFN NOC will keep management informed on an hourly basis as to the status of the repair work that is service affecting and estimated completion time. If any customer expresses dissatisfaction, IFN management will maintain contact with the customer through updates of the progress on an hourly basis.

     IV. Upon resolution of the alarm condition, the IFN NOC technician will then complete the Trouble/Alarm Report. Service affecting trouble will then be cleared with management.

     V. The IFN NOC will complete a Service Affecting Trouble Log and pass to management.

     VI. An escalation list for all IFN maintenance personnel will be kept in the NOC.

1.3   CUSTOMER TROUBLE REPORTING

I. IFN customer troubles should be reported to (1-800-374-2350/706-645-8981). This number will be answered in the IFN NOC at all times.

II. Customer reported troubles will be logged by the IFN NOC technician. A customer trouble ticket will be opened for each occurrence. The IFN NOC technician will then contact the appropriate maintenance personnel.

III. Upon resolution of the trouble condition, clearance will be given to the IFN NOC.

IV. An escalation list for all IFN management personnel will be kept in the NOC. (see attached)

1.4   ACCESS ADMINISTRATION - IFN SITES

I. IFN required notification prior to site access. Contractors requiring access must provide the NOC (800-374-2350) with the following:

      A. Contact the NOC to advise of entering and exiting the building. (Authorities will be contacted when NOC is not contacted).

      B. Upon entering an IFN site and contacting the NOC, sign in the log book located near the entrance.

      C.  The IFN NOC will have full discretion on escort requirements.

      D. If a contractor is in an IFN site and notices any abnormal occurrence, the IFN NOC should be notified IMMEDIATIELY!

                      PROPOSED INSTALLATION AND OBJECTIVES


INSTALLATION OF ALL ORDERS:

      100% MEETING THE CUSTOMER REQUESTED DUE DATE.

MAINTENANCE: MEAN TIME TO REPAIR

      2 HOURS PRIORITY-ONE==DS-3 & DS-1

      2.5 HOURS PRIORITY-TWO==STP (56) LINKS


RESTORATION:

      FIBER RESTORAL TIME-6 HOURS

                             DFMS ALARM MONITORING
                             ---------------------

I. Provides a full set of maintenance and administrative features for managing fiber based and other high rate digital transport facilities.

II. Immediate creation and update of a trouble ticket for service affecting situations.

III. Common cause trouble association to enable automatic identification of the many DS-1 failures that occur with single high rate carrier outage.

IV. Continuously updated real-time trouble reporting from digital and dry contact alarm monitor points.

V. Operator access control tailored to the authorized functions of the system specialist, administrative and diagnostic use.

VI. Full data capture and statistical reporting for managing trend analysis and trouble diagnosis by type of trouble, length of time in trouble, and priority of faulty facility.

VII.  Comprehensive, up-to-date network configuration information.

VIII. Facility map overlay.

                              INTERSTATE FiberNet

OPERATIONS ESCALATION LIST                         SALES

1.5  RESTORATION PROCEDURES

The following procedures will be followed when a fiber optic cable has been severed:

I. The cable maintenance technicians should immediately obtain all necessary equipment and materials required to repair a cable cut from restoration stores and should report with those items as quickly as possible to the electronics equipment site nearest the suspected cable cut.

II. The Duty Man should obtain all necessary test equipment, including Optical Time Domain Reflectometer (OTDR), DS-1 and DS-3 Bit Error Rate (BER) Test Sets, and Optical Power Meter, and should report (in a 2-way radio or mobile telephone equipped vehicle) to the electronics site. The IFN NOC will monitor and assist from West Point, Georgia.

III. Through on-site analysis of the local alarms displayed on the equipment at each site, the Duty Men are to confirm whether a cable cut has taken place. If a cable cut has not occurred, the cable maintenance personnel should be released and the Duty Men should take whatever action is required to correct the trouble, keeping their NOC informed at all times. If a cable cut has taken place, the Duty Men should coordinate their efforts to do the following:

     A.   Dispatch cable maintenance personnel (from each company if two
                                                     ----
          companies are involved) to ride the cable route in an effort to physically locate the point of the cable cut.

     B. Alert the IFN NOC that a cable cut has occurred and provide expected restoration time.

     C. Upon discover, IFN NOC will notify ALLTEL and IFN management that a cable cut has occurred.

     D.   Disconnect from the electronics equipment (at both sites) all fibers
                                                        ----
          associated with the cut cable.

     E. Connect the OTDR to one of the transmit fibers at one location to scan the fiber to determine the approximate distance to the cable cut.
                                                 --------

     F.   Using the distance obtained above, consult the as-built drawing kept
                                                                          ----
          on hand at that site to geographically locate the cut.
          --------------------    --------------

     G. If an OTDR is available at the equipment location on the other side of the cable cut, the Duty Man at that location should also scan a transmit fiber to obtain a distance to the cable cut and should consult the as-built drawing file at his site to determine the geographical location of the cable cut. The information obtained at both sites should be compared to verify that the geographic location of the cable cut has been obtained with reasonable accuracy.

      H. Notify the cable maintenance personnel via 2-way radio or mobile telephone of the approximate location of the cable cut as obtained from the OTDR scan(s). If the cable personnel have not already located the cable cut, these personnel should immediately report to that location. If two companies are involved, both companies'
                                                          ----
            personnel should report to that location and the "non-owner's" crew should assist the "owner's" crew as needed.

IV. The cable maintenance personnel should determine what caused the cable cut and should note the name, address and telephone number of the responsible party if the damage is not due to "natural causes." This information should be provided to IFN NOC which will be forwarded to ALLTEL and IFN management, after the system has been returned to service.
                  -----

V. It is important that communication be maintained between the cable maintenance personnel and at last one of the electronics sites on either side of the cable cut. A conference bridge will be established (set up by IFN NOC). This communication will be necessary to coordinate cable restoration and to conduct tests necessary to minimize splicing losses. It is possible that an individual may be required to man the maintenance radio base station of the company involved. This individual may be called upon to relay information obtained via 2-way radio or mobile telephone communications from the cable maintenance personnel to the Duty Man (or men) via land-line communications. The decision to assign a man to the radio base station is left to the judgment of each company's Maintenance Supervisor and/or Duty Man.

VI. It is the responsibility of the network control centers to keep ALLTEL and IFN management and others which are involved informed of the ongoing status of the restoration effort.

VII. The cable maintenance personnel are to access the cable at the site of the cut and are to follow prescribed procedures to restore the cable. The transmit and receive fibers for the standby fiber pair should be restored first so that the system can be returned to service. The transmit and receive fibers of the primary pair should be restored next. Using this approach, traffic will be restored on standby fibers as the primary would have switched upon LOS (Loss-of-Signal). Primary traffic would then be locked over via NOC until the primary fibers are restored. This approach should minimize outage time.

VIII. While cable splicing is in progress, the output power levels for each transmit fiber should be measured with an Optical Power Meter and then recorded. These readings should be made at each electronic site on either side of the cable break. As each fiber is restored, the receive power level should be measured with an Optical Power Meter and again recorded. The fiber loss derived from the above reading can then be compared to existing site records to assure that cable restoration has not resulted in unacceptable system operational levels.

IX. When service has been restored, the IFN NOC will immediately notify ALLTEL, and Interstate FiberNet. The time of restoral will serve to calculate the total outage time for IFN's customer service interruption credits. The IFN NOC will complete the trouble report at this time.

X. The IFN NOC will insure that all alarms at all sites affected by the cable cut have been returned to their normal condition and that the overall system, from terminal to terminal, has been returned to normal service.

XI. After all restoration splicing is complete, the supervisor of the cable maintenance crew is to update the as-built drawings to indicate all technical information associated with the cable cut. This information should be forwarded to the IFN NOC and forwarded to IFN Engineering.

XII. All materials and supplies used during our restorations will be replaced as soon as possible.


1.6  EMERGENCY RESTORATION

I. The IFN NOC maintains and up-to-date emergency restoration call out list and escalation list.

     A.   The IFN NOC will monitor alarms 24 hours a day, 7 days a week.

     B. The IFN NOC provides a single point of contract for emergency restoration.

     C. An up-to-date list of certified repair supervisors and craftsmen are kept in the IFN NOC.

          1. This list will prioritize the supervisor and craftsmen to be called first.

          2. This list will also identify repair areas or exchanges and the supervisors/craftsmen responsible for those locations.

II. Supervisors/craftsmen and emergency restoration equipment will be strategically located along the fiber route to enhance faster system restoration.

     A. Appropriate vehicles and repair/restoration equipment are strategically located along the route.

     B. Sufficient amounts of equipment will be located strategically along the route.

III. Emergency restoration cable coils will be prepared in advance and pre-established quantities of cable will be stored to handle extreme emergency situations.

     A. Emergency restoration coils of not less than 100 meters in length and equipped with organizers and closures will be used for primary restoration.

     B. Quantities of fiber cable of sufficient size and length will be maintained, as repair stock, to cover section replacements that are longer than previously prepared emergency restoration coils.

IV. When emergency restoration splicing is completed with mechanical splicing connectors, the following are recommendations that should be considered when selecting a mechanical splice connector.

     A. The connector should consistently make low loss splices of 0.5 db or less.

     B.    The reflection (return loss) should be greater than -35.0 db.

     C. A connector that uses optical adhesive should be avoided. These connectors require additional time for complete assembly and the optical adhesive has a relatively short shelf life.

V. Permanent repairs will be completed as soon as possible and will normally begin immediately following emergency restoration as coordinated through the NOC.

     A. Following the permanent repairs, maintenance personnel will complete an outside plant system span test.

           1. End-to-end attenuation measurements of each fiber will be completed in both directions from FDP to FDP at either 1310 nm and/or 1550 nm wavelengths.

           2. New permanent records of span performance will be created by printing hard copies of OTDR traces (footprints) or by entering OTDR data into an auxiliary personal computing program.

           3. All route diagrams or documentation containing pertinent information for trouble locating must be updated and issued to all essential field personnel.

           4. Upon permanent repair, the new splice loss readings should be no greater than the temporary splice loss readings.

1.7  EMERGENCY POWER

     In case of commercial (AC) outage, power is restored by an on-site emergency generator.

     In the event that a power company needs to be notified of the outage, the IFN NOC will do so.

     In addition, voltage and specific gravity measurements are taken on the batteries at each site on a "per cell" basis monthly. Cell temperature measurements will take on a simple of cells at each site also. All of this information is recorded and is used to provided early detection of any battery problems.

1.8    CREDIT FOR OUTAGE PROCEDURES

       The IFN NOC will forward to management a copy of the Trouble Log which will detail not only the description of the trouble found and the action taken, but also include the time duration if an outage has occurred.

       The IFN management will provide the VP of Network Sales and VP of Finance a report detailing the length of outage and circuits affected (by circuit number) with a cross reference to IFN customer. The VP of Network Sales and VP of Finance will take the appropriate steps to issue outage credits to those customers affected.

1.9    ROUTINE MAINTENANCE - FIBER OPTIC PLANT

I. Optical power readings will be made on primary and standby systems at terminal and repeater locations.

       A.   Record system transmit level.

       B.   Record system receive level.

       C. Compare the scheduled maintenance span loss levels with the original acceptance readings.

II. Scan each fiber with an OTDR at 1310 nm and/or 1500 nm wavelength and print a hard copy of the trace or file the OTDR data into an auxiliary personal computing program.

       A. Routes shorter than 20 kilometers between FDPs will be tested from only one FDP location.

       B. Routes longer than 20 kilometers between FDPs will be tested from both FDP locations.

       C. Compare original acceptance trace to scheduled maintenance trace to detect any point anomalies or deteriorating fiber.

III. Direct buried cables containing an armor will be evaluated to determine if sheath faults exist. All buried splices will be required to maintain cable shield (armor) isolation. Each shield will connect to an above ground test station with an insulated #6 ground wire that is connected to a driven 5/8 inch x 8 foot ground rod.

       A. Each section of fiber cable between splices will be isolated at the test stations and read for the presence of sheath faults.

       B. Ground rods will be read to ensure a proper minimum resistance to the earth is achieved (25 ohms or less).

                            SECTION TWO MAINTENANCE


2.1    REQUIRED MAINTENANCE ITEMS

2.2    OUTSIDE PLANT CABLE AND SPAN ACCEPTANCE TESTING

2.3    SUMMARY OF PLANT ACCEPTANCE TEST RESULTS

2.4    TESTING AND TURN-UP OF DS-3'S

2.5    ELECTRONIC SPARES


2.1    REQUIRED MAINTENANCE ITEMS OVERVIEW

       This section identifies the Required Maintenance Items for IFN's maintenance group.

       It has been determined that these items are necessary to provide proper maintenance for the network.

       This equipment would also be required to return the cable back to service in the event of a cable being cut.

       The Required Maintenance Items are listed in this section.

REQUIRED MAINTENANCE ITEMS

1. Optical Time Domain Reflectometer (OTDR) capable of measurements at 1300 and 1500 nm, printing hard copy of the trace.

2.     Continuously Variable Optical Attenuator.

3.     Optical Power Meter.

4.     Bit Error Rate (BER) Test Set: DS-1 and DS-3 levels.

5.     Spare fiber Optic Pigtails and Patch Cords.

6.     Spare Electronic Circuit Packs.


2.2    OUTSIDE PLANT CABLE AND SPAN ACCEPTANCE TESTING

       The following detailed procedures are necessary to document the integrity on an outside plant fiber system. This sequence of procedures begins with the receipt of the first reel of cable and finishes with the end-to-end performance testing of the span.

I. Test every fiber of every incoming reel of fiber cable to determine quality of the fiber and condition of the cable.

       A. Couple a 1 kilometer spool of fiber into an OTDR operating at 1550 nm wavelength and mechanically splice to each fiber to evaluate performance and optical length.

       B. Print a hard copy of the OTDR trace or file the OTDR data into an auxiliary personal computer program.

       C. Store the test data until the cable manufacturer's warranty has lapsed.

II. Create a fiber optic splice performance log that monitors fiber splicing results. splicing can be affected by poor quality fiber or malfunctioning splicing equipment.

       A. The splice log should contain adequate information to properly evaluate equipment and fiber performance at each splice point.

       B. Read each fiber at each splice point from both FDP locations with an OTDR to ensure splice loss conforms to standards for splicing operations.

       C. Create a route diagram (as built sheet) or document containing pertinent information for trouble locating. This diagram should include, but not be limited, to the following items:

            1. List splice locations by pole, vault, manhole, line number, street or road, etc.

            2. Document the sequential meter markings on the sheath at each splice location.

            3. On lengthy buried routes sequential meter markings should be obtained at frequent permanent locations, such as road crossings, storm culverts, pedestals or poles, etc.

            4. The optical length to each splice location from each FDP should be listed. Ensure the correct index of refraction setting is used on the OTDR for the various glass manufacturers.

III. Made end-to-end attenuation measurements from FDP to FDP, using a portable laser source and power meter.

       A.   Record measurements at both 1300 and 1550 nm wavelengths.

       B. Compare these measurements to the calculated loss and notify the Transmission Engineering Group if notable differences exist.

IV. Scan each fiber from both FDP locations with an OTDR at both 1300 and 1550 nm wavelengths.

       A. View each trace for any irregularities that do not appear to be normal scattering.

       B. Create permanent records of span performance by printing hard copies of OTDR traces (footprints) or by entering OTDR data into an auxiliary personal computing program.


2.3    SUMMARY OF PLANT ACCEPTANCE TEST RESULTS

--------------------------------------------------------------------------------

Site                                Looking toward
    --------------------------------              ------------------------------

Maintaining Company
                   -------------------------------------------------------------

Date:          Performed by                   Approved by
     ----------            -------------------           -----------------------
--------------------------------------------------------------------------------

Optical Power Readings (for terminal and repeater locations):
----------------------

A.    Primary system transmit level*:           db (must be -5 db or better)
                                     -----------

B.    Standby system transmit level*:           db (must be -5 db or better)
                                     -----------

C.    Primary system receive level*:            db (fiber #     ) (must be -30
                                    ------------           -----
      db or better)

D.    Primary system transmit level into fiber #     at far end*:     db (must
                                                -----            -----
      be -5 db or better)

E.    Standby system receive level*:            db (fiber #       ) (must be -30
                                    ------------           -------
      db or better)

F.    Standby system transmit level into fiber #            at far end*:
                                                ------------            --------
      db (must be -5 db or better)

      *measured at test point closet to the lightwave equipment

Bit Error Rate Tests (for terminal locations only):
--------------------

A.    DS3 test - terminal to terminal:       Check if all channels test good*
                                             --------------------------------

      1.                         to                         primary standby
        -------------------------  ------------------------
               (location)                 (location)

      2.                         to                         primary standby
        -------------------------  ------------------------
               (location)                 (location)

      *Note: Each DS-3 channel tested in each direction with NO errors in 10
                                                             --
      minutes for maintenance test and NO errors in 100 hours on initial
                                       --
      installation.

B.    DS-1 test - terminal to terminal:

      1.                         to                         primary standby
        -------------------------  -------------------------
               (location)                 (location)

      *Note: Test 1 channel on each low speed card from one end (using remote
                                                                 ------------
      loopback) - should record NO errors in 10 minutes.
      --------                  --

Optical Margin Tests (for terminal and repeater locations)
--------------------

      A. Variable Attenutor (VA) setting at which minor alarm condition occurs:

                          db (VA connected to primary receive)
            --------------

                          db (VA connected to standby receive)
            --------------

      B.    Variable Attenuator (VA setting at which major alarm condition
                                                     -----
            occurs:

                          db (VA connected to primary receive)
            --------------

                          db (VA connected to standby receive)
            --------------

OTDR Scans - check if copy of trace is filed on-site and copy is attached
----------
hereto:

      Fiber 1
      Fiber 2
      Fiber 3
      Fiber 4

Other Equipment Items - Check if operating correctly:
---------------------

      A.    Protection Switch (terminal locations only)
            -----------------

      B.    Order Wire System
            -----------------

      C.    Spare Parts Inventory - check if all spares are on-sites, test OK,
            ---------------------
            and are properly stored.

      D.    Power Plant - also check emergency generator system
            -----------

      E.    Alarm System
            ------------

      F.    Other manufacturers' (MFG) Tests - check if all other tests as
            --------------------------------
            specified in MFG Practices have been successfully conducted.

      G.    Equipment Documentation - check if on-site
            -----------------------

"As-Built" Cable Drawings
-------------------------

     Check if accurate "as-built" cable drawings, marked with cumulative distances are on-site.

Equipment Maintenance Responsibility - Check if accepted
------------------------------------

2.4  FOR TESTING AND TURN-UP OF Ds-3'S

General

This procedure governs all aspects of the testing and turn-up of DS-3's.

This procedure supersedes all existing procedures.

Introduction

     Interstate FiberNet establishes this procedure as a subset of the IFN transmission network. This certification process is employed to verify that those transmission facilities meet the design and performance objectives set forth.

     This document describes the steps required of the IFN NOC and the field to certify any new or existing DS-3 turn-up.

     The certification process involves four general phases:

     1) A configuration review of the system that the DS-3 is transported.
     2) A 72-hour performance test of the entire DS-3 path.
     3) The analysis of the Service Order depicting routing information.
     4) Completing NOC Technician information on the Service Order.

     Phase one, three and four are performed by the IFN NOC. The performance test, phase two, set up by the field, in conjunction with the IFN NOC is conducted by field personnel under the direction of the IFN NOC.

Performance Testing Process

     The method of testing utilizes the Bit Error Rate (BER) test set(s) external to the facility under test.

     The only approved test for use are as follows:

     Fireberd 6000
     T-Berd 310
     T-Berd 209A

     All of these devices should have printers connected to them for test verification and the duration of the test is 72 consecutive hours.

BER Test Set Method (On Site Testing)

     Fireberd 6000 Set-Up Practice

I. Test equipment should be on UPS when possible to prevent uninterrupted testing.

II.   Contact the IFN NOC to inform them of testing.

III. Ensure printer has paper supply for a 3-day test. All end to end tests will use a 2E20-1 pattern.

IV.   All settings are as follows:
      A.    Synth Freq                  15644 Khz
      B.    Test Interval               10E7
      C.    Char Format                 N/A
      D.    Jitter              N/A
      E.    Print Event                 Normal (greater than) Time = 240 min.
                                        (greater than) Error = Bit err
                                        (greater than) Synlos = On
                                        (greater than) Tesint = Off
      F.    Recall/Store                Recall (greater than) 9:Name
                                               (After completing settings, store
                                                    them EM at this function)

      G.    Interface           Result  (greater than) Standard
                                Input   (greater than) Term
                                BPVINS  (greater than) Off
                                Coding  (greater than) AMI
                                Framing (greater than) D4
                                LBO     (greater than) db

R SEL = RC   PRINT NONE 232
             30 BLK LEN =        1000000 BITS
             31 DELAY =          GPAT RPAT
                                 START STOP
             33 PATTERN =        N/A
             34 SITE I.D. =      N/A
             35 RESULTS PRINT = CUSTOM

             % MASK       = OFF     FRA ERR     = ON
             % ACT SEC    = OFF     FRA LOSS    = ON
             % AVL SEC    = OFF     FRMR        = OFF
             % DEG MIN    = OFF     G%EFS       = ON
             % PAT SEC    = OFF     G%VFS       = OFF
             % SEC        = OFF     G EFS       = ON
             % SVS        = OFF     G VFS       = ON
             % VF EAS     = OFF     GEN FREQ    = ON
             + LVL db     = OFF     GERR SEC    = ON
             + WANDER     = OFF     IF          = ON
             - LVL db     = OFF     JTR FREQ'S  = OFF

        -LVL V       =OFF       JTR HITS       =OFF
        -WANDER      =OFF       L2 ABORT       =OFF
        15m WANDER   =OFF       L2 FERR        =OFF
        1S DEN S     =OFF       L2 FRMS        =OFF
        1sCRC        =OFF       LVL DBM        =OFF
        24hr WANDER  =OFF       MAXJTR         =OFF
                                2.3.4
        AIS SEC1     =ON        MAX ZERO       =OFF
        AVG BER      =ON        PAT LOSS       =OFF
        AVG BLER     =OFF       PAT SLP        =ON
        AVG BPVR     =OFF       PAT L SEC      =ON
        AVG CRC      =OFF       PP WANDER      =OFF
        AVG FAS      =OFF       PWR LOSS       =ON
        AVG FER      =OFF       PWR STAT       =OFF
        AVG SEC      =OFF       RLVL DB        =OFF
        AVL SEC      =ON        RLVL V         =OFF
        BER          =ON        RCV BOM        =OFF
        FAX_E_RATE   =OFF
        FAS ERROR    =OFF
        FCS ERR      =OFF
        FE RATE      =OFF
        INTERFACE    =OFF
        G.821 TRANS  =OFF       ASYNC FR ERR   =OFF
        OVERFLOW PRINT=ON       RCV CLK POL CHG=OFF
        DATA LOSS    =ON
        CLOCK LOSS   =OFF       SIG CHG        =OFF
        SIGNAL LOSS  =OFF       POWER UP       =ON
        SYNC LOSS    =ON        TEST RESTART   =ON
        SYNC ACQUIRED=ON        FR SYNC LOSS   =ON
        36-STATUS PRINT=ON
        37-40,CRLF,F
        38-9600,8 NONE (SET PRINTER AND 232 PORT TO MATCH)
        41-USER 1
        44-OFF

           60 - HH:MM:OO DD/MM/YY

5.   Other front panel settings are as follows:

     A.    SELF LOOP=OFF

     B.    ERR INSERT=OFF

     C.    DATA=2E-20-1 for non DXC term, = 2/\23 for DXC terminations

     D.    GEN CLK=SYNTH

     E.    ANALYSIS MODE=CONTINUOUS

     F.    PRINTER        =ON

     G.    DISPLAY HOLD   =OFF

     H.    LOOP UP & DOWN =OFF

     J.    TIMING MODE    =SYNC

     K.    ANALYSIS MODE  =ERROR  ALARM
                           BIT ERRS  SYN LOSS
6. Establish continuity by verification when the distant-end makes and breaks their loop.

7.   Press "RESTART" on the FB6000 and ensure "SYNC" is acquired.

8. Insert several bit errors and ensure they are received via the distant-end loopback.

9. Restart test and press `CONTROLS PRINT' and `RESULTS PRINT' for test beginning.

10. When completed, press `CONTROLS PRINT' and `RESULTS PRINT' the test results will be faxed to the IFM NOC for certification.

Appendix 3.2 T-Berd 209A Set-up Procedure

           TBERD 209A

1.   Verify test equipment is on UPS to prevent interrupted testing.

2.   Contact the IFN NOC to inform them of testing.

3.   Perform 3 pretests: 5 min All 1's, 5 min All 0's, 5 min 96 Octet.

4. Ensure printer has paper supply for 3-day test. All tests use a 2E20-1 pattern.

5.   All settings are as follows:

     *************Front Panel*************

     A.    MODE;T1 D4

     B.    PATTERN: 2E20 (SEE #3 ABOVE)

     C.    TIMED/CONT: TIMED (72:00 HRS)

     D.    DIS/HOLD: OFF

     E.    TIMING: INT

     F.    CODE:B8ZS/AMI

     G.    ERR INS BPV:OFF

     H.    ERR INS LOG:OFF

     I.    RCV INPUT: TERM

     J.    TX LBO; 0db

     K.    PRE EVNT:  2HRS

     *******Side Panel*******

     L.    CONT/HALT: CONT

     M.    CSU/FAC/PGM: CSU

     N.    IMB/OVE: OVERWRITE

     O.    REPSONSE: AUTO

     P.    PARITY: EVEN

     Q.    BAUD RATE: 2400

     R.    CR/CR/LF: CR

     S.    FORMAT: NORMAL

     T.    COLUMN: 20

6. Establish continuity by verification when the distant-end makes and breaks their loop.

7.   Press "RESTART" on the T-209A and ensure "SYNC" is acquired.

8. Insert several bit errors and ensure they are received via the distant-end loopback.

9. Restart test and press "CONTROLS PRINT" and "RESULTS PRINT," for test beginning.

10. When completed, press "CONTROLS PRINT" AND "RESULTS PRINT," test information will be faxed to the IFN NOC for certification.


2.5  ELECTRONIC SPARES

     Have on-site records of spares. Stock initially by manufacturers' spare parts lists.

     Stock spare cards for:

             Lightwave Equipment
             Multiplexer
             Order Wire
             Alarm Equipment

     Have detailed instructions available for emergency card replacement and repair and return procedures.

                       SECTION THREE ASSURED RELIABILITY


3.1  GENERAL GUIDELINES-FIBER OPTIC CONSTRUCTION & MAINTENANCE

3.2  ACTIVITY GUIDELINES BY FUNCTIONAL AREA


3.1  GENERAL GUIDELINES

I.   Purpose:
     --------

     A. IFN and its partners and associates are urged and invited to adopt the guidelines contained herein as Standard Operating Procedures for each respective company.

     B. These procedures are intended to define and specify times and conditions when designed tasks can be performed on the network. It is necessary to maintain specific guidelines for construction, provisioning, maintenance and related activities which will apply in all partner companies' regions.

     C. Each company/entity can then enforce the set of standards uniformly, with the goals of assuring system reliability, maximizing
                             ---------------------------------------
           productivity, minimizing the impact on customers, and prevent
           -------------------------------------------------------------
           unintentional outage conditions.
           --------------------------------

     D. While this document is organized by functional areas for structure, it should be noted that each of the specified procedures applies to all areas of responsibility.

II.  Digital Data Network (DDN) Related Procedures
     ---------------------------------------------

     A. Activities affecting Digital Data traffic should be governed by special procedures administered and controlled at the IFN Network Operation Center (NOC) in West Point, Georgia.

     B. In addition, the NOC's must insure that the applicable procedures required by each carrier are followed.

           1. An example would be other carriers Network Surveillance Center (DDCSN) activities involving Digital Data Network (DDN) traffic carrying systems.

     A. In certain situations Construction/Maintenance/Provisioning activities may be handled by Certified and Approved Contractors.

     B. The procedures herein are fully applicable to any and all Approved Contractors who may be on the system from time to time.

     C. It should be noted that whenever a bid, RFP, or other proposal involving contractor personnel is issued, the issuing entity must
                                                     -----------------------
           insure that the bidders/respondents are aware that these procedures
           -------------------------------------------------------------------
           are applicable to them.
           -----------------------

3.2  ACTIVITY GUIDELINES BY FUNCTIONAL AREA

I.   Civil/Generator
     ---------------

     A. When generator/commercial power service is upgraded, steps outlined in a pertinent statement of work and properly approved Method of Procedure (MOP) must be followed.

     B. The respective Network Manager should be notified and a time schedule established, so that the power upgrade may be performed.

     C. If commercial power service will be disrupted for any length of time, a temporary service should be connected to the system.

     D. All power upgrades are to be coordinated in advance with NOC personnel to establish hours of work and a schedule.

     E. Whenever generator repair service, random inspection service or the like is performed, the work should be coordinated in advance with the respective Network Manager at the IFN NOC.

II.  Grounding/Bonding
     ----------------

     A. All exterior grounding activities including subsurface work, building/shelter connections, installation of bus bars and lightning protection, as well as the bonding of metallic objects to the ground ring or bus, may be accomplished during BUSY HOURS.

     B.    Interior Bonding/Grounding

           1. Grounding wires/cables may be run within a building and connected to ancillary equipment/devices or non-traffic-carrying equipment. Such circumstances would include: (1) the movement of traffic-carrying equipment or (2) relocation of active wires/cables.

           2. Cable ends will be insulated to prevent any possible short that could occur by the unterminated cable. Insulation of cable will consist of one of the following items: 1) electrical tape; 2) wire nuts; or 3) heat shrink caps.

           3. New ground wires can only be terminated on traffic-carrying equipment (including DSX frames) during OFF HOURS unless the respective NOC Network Manager has granted approval for this work to be done during BUSY HOURS. These wires must have previously been connected to a supplemental ground bus.

           4. Old ground wires may not be removed until after the new wires have been terminated.

           5. Isolation of DC return bus bars from distribution racks shall be done during OFF HOURS.

III. Radio Interference Suppression RFO/EMI
     ------------------------------------

     A. Other RFI/EMI noise mitigation activities may be conducted anytime provided the procedures established for work on systems containing live traffic are adhered to.

     B. Work which affects traffic channels shall be deterred until an OFF HOURS period.

IV.  Equipment Installation
     ----------------------

     A. All physical work on active equipment rack, cabling, etc., for power systems including chargers, batteries and UPS, will only be done during OFF HOURS.

     B. Equipment other than that specified in the previous paragraph may be physically installed within a building, or shelter at any time, provided that there are no extraordinary circumstances which would jeopardize existing traffic carrying equipment by such installation. Such circumstances would include: (a) the movement of traffic-carrying equipment, (b) having to relocate active cables to accommodate such as installation, etc.

     C.    DC power, AC power and ground cables

           1.    These may be placed on cable ladders at any time.

           2. However, they may not be installed/connected into breaker racks on active equipment until OFF HOUR.

           3. They may only be connected to active equipment racks, existing battery plant, DC power board, or breaker panel during OFF HOURS.

           4. Cutting in new power on traffic carrying systems may only be done OFF HOURS.

           5. Insulation of DC power cable will consist of one of the following items: 1) electrical tape; 2) wire nuts; or 3) heat shrink caps.

           6. Fault alarm and coax cables may be run at any time during the day. However, they may not be connected to any active equipment until OFF HOURS.

           7. When installing new equipment, ends of all cables that connect to this equipment should be terminated on this equipment before power is applied.

           8. New equipment can only be powered up during OFF HOURS. Radio equipment should be configured so that it cannot radiate when powered up until the impact, if any, of the new equipment on traffic-carrying channels can be determined.

           9. Fiber optic cords may be run at any time as long as the existing traffic carrying fibers are not disturbed.

           10. Work requiring traffic carrying fibers to be disturbed may only be done during OFF HOURS.

V.   Outside Plant Relocation/Upgrade/Overbuild
     ------------------------------------------

     A. Construction on operational fiber optic cable systems will generally be accomplished during BUSY HOURS. This is necessary due to the general requirements to obtain third party personnel, and the necessity for maximum sight visibility while working in confined right-of-way environments. In addition, this time frame affords increased visibility on collocated cable systems owned by other common carriers, electric utilities, etc.

     B. Splicing work on fiber optic systems when DDN traffic is present will be accomplished under the following conditions.

           1. When there is active DDN traffic in a tray the work will be done during a DDN window. All traffic in that tray will be rolled to another tray where possible. DDN window periods are in accordance with the published annual schedule. In addition, a DDN window must be requested at least 14 days in advance.

           2. When there is DDN traffic, but not in a tray that is to be worked in, work may be accomplished during a DDN Advisory which is any day during OFF HOURS. A DDN Advisory must be requested at least 48 hours in advance. All traffic will be removed from the tray being worked on.

           3. When working in a splice termination box (STB), to install or replace pigtails or repair a bad splice, the above conditions will apply.

     C. All work on the fiber system containing live traffic will be coordinated IN ADVANCE with the Network Manager at the IFN NOC.

           1. Work will not start until clearance to commence is granted by the NOC.

           2. The NOC will be required to be on line before starting work and periodically during the work activities.

           3. The NOC must be in direct contact with the field technical personnel when cuts are made that may jeopardize traffic or that could result in an actual outage.

           4. Only one (1) fiber is to be cut at a time. After each cut is made, system operation must be verified before another fiber can be cut.

     D. Prior to commencement of any work on fibers in splice trays or splice closures, all fibers associated with active systems must be labeled and verified.

           1. Once this has been accomplished, traffic can be rolled from the active tray or buffer.

           2. Prior to cutting any fiber, the field technician will test the fiber to ensure traffic has been removed.

           3. Traffic verification will be tested by placing a handheld fiber traffic identifier or similar instrument on the pigtail or fiber.

VI.  Filed System Test
     -----------------

     A. There are a multitude of tasks associated with the commissioning of new and Overbuild equipment for revenue service. The functions noted below are those that are known to impact system performance and/or traffic.

1. Testing at the DSX-3 frame or patch panel may be done any time, however, connectivity cannot be disrupted until OFF HOURS.

2. DS-3 patching will only be performed during OFF HOURS. DDN traffic can only be patched during a scheduled DDN maintenance window.

3. Lightwave Distribution Frame (LDF) connections can be made any time to unused bulkhead connectors. Patch covers can only be disconnected from the frame during OFF HOURS. Traffic rolls from live pig-tails can only be performed during OFF HOURS.

4. Turn power on and off inactive lightwave equipment racks during OFF HOURS in they are in the same line up with active equipment.

5. Protection switch Differential Absolute Delay Equalization (DADE) or equivalent will be done during OFF HOURS.

6. Any work which prevents a traffic carrying channel from switching to protect will be done OFF HOURS.

7. Overbuilds or reconfiguration of active traffic carrying common equipment such as protection switches can only be done OFF HOURS.

8. Over-path testing should be accomplished after the effect of the new equipment on the existing system performance has been verified.

9. Turning up on new channels should be done during OFF HOURS initially, if no degradations are noted, then work on new or overbuild channels can proceed at any time except where restricted elsewhere.

10. Before any work is accomplished on overbuild channels, red tape will be placed on all traffic-carrying equipment in the overbuild lineup, to prevent accidental tampering with active equipment.

11. Physical connections of temporary "cutover equipment" in preparation for a system change-out/upgrade must be done OFF HOURS unless the associated work could endanger employee/contractor safety. In such cases, secure approval in advance for BUSY HOURS.

12. Electronic switching of a fiber optic channel may be done during OFF HOURS, after coordinating with the NOC. No more than two switches each, up and back may occur without prior DDN coordination.

            13. Rollover of traffic on fiber optic systems to a spare fiber path in order that an active fiber pair or active lightwave equipment can be worked on must be done during OFF HOURS. This applies whether the rollover is done at the DA-3 or optical level. A DDN maintenance window is required for systems carrying DDN traffic.

      B. Prior to accepting a site for service initiation, IFN requires a site walk through by IFN Operations personnel and a 72-hour test on the new system, printed and provided to IFN Operations.

VII.  General Notifications of Work Activity in the Area
      --------------------------------------------------

      A. System reliability requirements dictate that companies/personnel planning any work activity which is not directly related to the network but which could have an adverse affect in the event of a mishap must meet advance reporting requirements as follows:

            1. For non-recurring work- on or around structures, building, equipment, etc. which are part of the fiber optic network - Notify the NOC at least 72 hours in advance and provide a schedule of the planned activity(ies) and a full scope/explanation of the work to be performed.

                           SECTION FOUR MAINTENANCE


4.1    ROUTINE PREVENTIVE MAINTENANCE

4.2    QUARTERLY PREVENTIVE MAINTENANCE

4.3    ANNUAL PREVENTIVE MAINTENANCE


4.1    ROUTINE MAINTENANCE

I. Routine maintenance is any services requested for repair related to the equipment associated with or within the terminals or regenerator buildings.

II. Service for routine maintenance will be coordinated from IFN's Operations Center. IFN will coordinate service on IFN terminal equipment in the event that this is required.


4.2    QUARTERLY PREVENTIVE MAINTENANCE

I. Quarterly preventive Maintenance will be performed in accordance with the guidelines set forth.

       A. All Preventive Maintenance with any other maintenance work will be coordinated through the NOCs.

       B. All maintenance work will be recorded on the appropriate log sheets located within the regen or terminal building in the LOG BOOKS.

       C. All discrepancies will be noted and the NOC notified for taking corrective action.

       D. All technicians should be well qualified to perform any maintenance function.

       E.    Housekeeping and Alarms:

             1.    Test all GOA alarms with the NOCs on line.

             2.    Check filters in air-conditioners.

             3.    Test air-conditioners by switching and adjusting thermostats.

             4. Check each commercial power phase and phase to phase for balancing of load.

             5.    Check all lighting inside and outside.

             6.    Visually check fire suppressions systems and gauges.

             7.    Check wall type mounted fire extinguishers and record date.

             8.    Check cleanness of building.

       F.    Generators:

             1. Check all fluids, belts and make visual inspection of generator and its housing.

             2.    Check propane fuel and record the percentage of fill.

             3. Start generator and free fun for approximately thirty minutes.

             4.    Check oil pressure, temperature and voltages.

             5.    Check start up time and cool down time.

             6.    Monitor exercising of the generator until it shuts down.

       G.    Batteries:

             1. Check batteries visually for corrosion, leaks and abnormalities.

             2.    Check cell voltage.

             3.    Check gravity (Wet Cells Only).

             4.    Check the entire Banks voltage.

             5. Compare readings with prior quarterly readings for any major differences.

             6. If Cell voltages vary put the charges on equalize for 72 hours and re-check later for stability.

             7. Calculate the battery reserve using the battery formula and record.

             8.    Check chargers for load sharing.

4.3    ANNUAL PREVENTIVE MAINTENANCE


I. During the Annual Preventive Maintenance checks the Companies, IFN's or contractor employees performing the checks must be on a conference bridge with the Network Operations Centers or notified depending on what functions are being performed.

       A. Fiber testing: Test all vacant fibers between each regain or terminal by reading with an OTDR doing traces and taking power readings across each fiber. (Transmit & Receive)

       B.    Grounding: Check all OPGW grounds at splice points.

       C.    Access: Check all access roads to splice points.

       D. Battery Checks: Clean batteries and check connections on all bolts applying the manufacturers' recommended pressure (torque) using proper tools.

       E.    Generator: Change filters, oil and fluids.

       F. Load test: The regen or terminal load test will be performed by isolating the commercial power and running the generator with the full power load for a minimum of thirty minutes. While the generator is supplying the power all functions within the regen/ terminal must be monitored by on-site personnel along with the generator gauges. Once load test is performed, commercial power will be restored and performance checks monitored for fifteen minutes before departing site.

                           SECTION FIVE ATTACHMENTS

5.1 DEFINITIONS

5.2 FACILITY RESPONSIBILITY

5.1 DEFINITIONS

Unless otherwise defined herein, the terms used in this Agreement shall have their normal or customary meanings. In addition, for the purpose of this Agreement, the following terms shall have the meanings set forth:

I.    Routine Maintenance

      Routine Maintenance shall include and be limited to the following items:

      A. Twenty-four remote surveillance of the systems for the purpose of identifying and correcting fiber and/or electronic dysfunction and monitoring alarms and performing appropriate dispatch to restore the fiber and systems to normal specifications as outlined herein.

      B.    Dispatching and conduction normal locates of the fiber optic cable.

      C. Monitoring the excavating activities and providing protection of the buried fiber optic cable by the third parties. Normal monitoring shall be further defined as all monitoring except those where a third party is paralleling the route within a distance of 10' of the buried fiber optic cable.

      D. Annual testing of all fibers and recording the measurements and maintaining records of such.

      E. Periodic surveillance of the buried portion of the Route to identify potential problems from construction, road maintenance activities, or other potential hazards to the fiber cable.

II.   Electronics

      The fiber optic communications equipment owned and used by the companies to facilitate the transmission of communications over the fiber optic cable.

III.  Regenerator Location

      Site in which incoming signals are regenerated and retransmitted on an outgoing circuit.

IV.  System

     The fiber optic telecommunications network relating to all fiber cables, environmental systems, the right-of-way, all fiber sites and facilities.

MAINTENANCE

I.   General:

     A. In operating, servicing and maintaining the System or parts thereof, the companies will exercise reasonable business judgment to protect and preserve the physical assets, conduct their affairs practically and apply sound business practices and principles, taking into consideration technological advances to assure that the processes of the System do not deviate from evolving industry practice.

     B. In performing their service hereunder, the companies shall take workmanlike care to prevent impairment to the signal continuity and performance of the system. The precautions taken by the companies shall include notification to the IFN Network Operations Center (NOC) of any maintenance to the System which is potentially service affecting. In addition the companies shall reasonably cooperate with each other in sharing information and analyzing disturbances regarding the System, including providing a summary of events.

     C.   IFN shall operate, service and maintain their respective sites.

     D. The IF NOC shall dispatch maintenance and repair personnel along the IFN Route to affect fiber repairs as defined for each route segment.

     E. Maintenance personnel of IFN shall be available for dispatch twenty-four (24) hours a day, seven days a week. IFN shall use reasonable efforts to have its first maintenance personnel at the site requiring maintenance with thirty (30) minutes from the time of the alarm identification by IFN's NOC.

     F. IFN shall avoid taking any operation, service or maintenance action between 0600-2300 local time Monday through Friday, inclusive, which is reasonably expected to have disruptive impact on the continuity or performance level of the System. Restricted activities during this period shall include manually initiated actions that cause operation of the IFN automatic fiber electronics protection switching equipment. However, specifically excluded from such restricted activities are any actions required to restore continuity to a severed or partially severed fiber optic cable, restore dysfunctional power and ancillary support equipment, and to correct any potential jeopardy conditions.

      G. IFN shall coordinate with the IFN Operations Center no later than five (5) business days prior to the date of any planned non-emergency operation, service and maintenance activity to be accomplished that is reasonably expected to produce any signal discontinuity to the System.

II.   Regenerator and Pop Locations

      A. IFN shall operate and maintain the regenerator locations at their respective sites.

      B. IFN shall operate and maintain power and associated environmental control systems at their respective sites.

      C. IFN's Operations Center shall monitor alarms at their respective sites.

5.2   FACILITY RESPONSIBILITY

Maintenance, operation and service responsibility will be performed by IFN as indicated:

      SITE     FIRST OPTION    SECOND OPTION   THIRD OPTION
      ----     ------------    -------------   ------------

                   IFN GUIDELINES FOR PREVENTIVE MAINTENANCE

I. Quarterly and Annual Preventive Maintenance will be performed in accordance with the guidelines set forth.

      A. All preventive maintenance with any other maintenance work will be coordinated through the IFN NOC.

      B. All maintenance work will be recorded on the appropriate log sheets located within the regen or terminal building in the LOG BOOKS.

      C. All discrepancies will be noted and the NOC notified for taking corrective action.

      D. All technicians should be well qualified to perform any maintenance function.

      E.    Housekeeping and Alarms:

            1.    Test all GOA alarms with the NOC on line.

            2.    Check filters in air-conditioners.

            3.    Test air-conditioners by switching and adjusting thermostats.

            4.    Check heating strips (older sites).

            5. Check each commercial power phase and phase to phase for balancing of load.

            6.    Check all lighting inside and outside.

            7.    Visually check fire suppression systems and gauges.

            8.    Check wall type mounted fire extinguishers and record date.

            9.    Check cleanness of buildings.

      F.    Generators:

            1. Check all fluids, belts and make visual inspection of generator and its housing.

            2.    Check propane fuel and record the percentage of fill.

            3.    Start generator and free run for approximately thirty minutes.

            4.    Check oil pressure, temperature and voltages.

            5.    Check start up time and cool down time.

            6.    Monitor exercising of the generator until it shuts down.

      G.    Batteries

            1. Check batteries visually for corrosion, leaks and abnormalities.

            2.    Check cell voltage.

            3.    Check gravity (Wet Cells Only).

            4.    Check the entire Banks voltage.

            5. Compare readings with prior quarterly readings for any major differences.

            6. If cell voltages vary put the chargers on equalize for 72 hour and re-check later for stability.

            7. Calculate the battery reserve using the battery formula and record.

            8.    Check chargers for load sharing.

                       IFN ANNUAL PREVENTIVE MAINTENANCE


     I. During the Annual Preventive Maintenance checks, IFN or IFN's contractor employees performing the checks must be on a conference bridge with the Network Operations Center or notified depending on what functions are being performed.

           A. Electronics: Switch all systems to the protect channels for verifications.

           B. Fiber testing: Test all vacant fibers between each regen or terminal by reading with an OTDR doing traces power readings across each fiber. (Transmit & Receive).

           C.    Grounding: Check grounds at splice points.

           D.    Access: Check all access roads to splice points.

           E. Battery Checks: Clean batteries and check connections on all bolts applying the manufacturers recommended pressure (torque) using proper tools.

           F.    Generator: Change filter, oil and fluids.

           G. Load test: The regen or terminal load test will be performed by isolating the commercial power and running the generator with the full power load for minimum of thirty minutes. While the generator is supplying the power all functions within the regen/terminal must be monitored by on site personnel along with the generator gauges. Once load test is performed, commercial power will be restored and performance checks monitored for fifteen minutes before departing site.

IFN EXHIBIT   13   SITE POWER SPECIFICATIONS
            ------

CONTENTS               PARAGRAPH          CONTENTS
--------               ---------          --------
 GENERAL                1.0             SPECIFIC POWER        2.0
                                        REQUIREMENTS



1.0 GENERAL

1.01 The following specifies the minimum power and grounding requirements that will be provided at all building facilities where shared facilities occur. The owner of the building facility will have the responsibility to provide the powering and grounding for the building.

2.0 SPECIFIC POWER REQUIREMENTS

2.01 AC power will include transfer switch, circuit breakers and auxiliary power inlet.

2.02 DC power supply will have a minimum output sufficient to meet of the fiber optic, switching and environmental needs, 30.0 AMPS or 60 AMPS typical.

2.03 Battery Backup with a minimum backup time of 5 hours.

2.04 Auxiliary Power generator will have a minimum output sufficient to meet the fiber optic, switching and environmental needs.

2.05 Auxiliary power receptacle, if required, will be Hubbel twist lock 2715 or equivalent if 30 AMP or Hubbel 460B12W or equivalent if 60 AMP.

2.06 Access to an independent 5 ohm ground.

2.07 The master ground bar will segregate surge producers from non-isolated and isolated equipment.

2.08 An independent 5 ohm single point ground will be provided.

2.09 Buildings should not be in close proximity of any tower prone to attract lighting or in a ground fault zone.

IFN EXHIBIT   14   MINIMUM REGENERATOR/AMPLIFIER HOUSING
            ------
                  SPECIFICATIONS


CONTENTS                     PARAGRAPH
--------                     ---------
 SPECIFICATIONS FOR             1.0
 BUILDINGS


1.0 SPECIFICATIONS FOR BUILDINGS

1.01 The building will provide physical and environmental protection for fiber terminal electronics, associated power equipment and fiber splicing facilities. Separated and diverse cable entry will be provided if possible. A vault or space will be provided near the cable entrance for splicing outside plant cable to cable suitable for interior use. Racking or runways will provide safe cable routing from the transition area to the equipment bays. Floor space will be sufficient to provide a minimum of five (5) standard 23" X 7' equipment racks in locations specified in article X, paragraph 10.5 and 10.6. Batteries, sump pumps, redundant air conditioning, emergency lighting and alarm systems will be provided. Reserve time on batteries will be a minimum of 5 hours based on equipment demands. The alarm systems will provide alarms for intrusion,high water, smoke, toxic and explosive gases. The AC power distribution system will include a transfer switch and auxiliary power inlet. Emergency power generators will have a minimum output sufficient to meet the needs of the existing fiber optic and switching equipment in addition to heating, air conditioning and emergency lighting. Auxiliary power receptacle, if required, will be Hubbel twist lock 2715 or equivalent if 30 AMP or Hubbel 460B12W or equivalent if 60 AMP. An independent 5 ohm single point ground will be provided. The master ground bar will segregate surge producers from non-isolated and isolated equipment. The building will meet or exceed the structural requirements necessary to withstand earthquake conditions for zone 1.